Exhibit 10.4 SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FINANCE OF AMERICA EQUITY CAPITAL LLC Dated as of December 15, 2025 THE UNITS CONSTITUTING LIMITED LIABILITY COMPANY INTERESTS OF FINANCE OF AMERICA EQUITY CAPITAL LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY ONLY BE SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH UNITS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE BOARD OF MANAGERS AND THE APPLICABLE MEMBER. THE UNITS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE BOARD OF MANAGERS AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH UNITS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................... 1 Section 1.01 Definitions................................................................................................... 1 ARTICLE II FORMATION, TERM, PURPOSE AND POWERS ............................................. 10 Section 2.01 Formation .................................................................................................. 10 Section 2.02 Name ......................................................................................................... 11 Section 2.03 Term .......................................................................................................... 11 Section 2.04 Offices ....................................................................................................... 11 Section 2.05 Agent for Service of Process; Existence and Good Standing; Foreign Qualification ................................................................................ 11 Section 2.06 Business Purpose ...................................................................................... 12 Section 2.07 Powers of the Company ............................................................................ 12 Section 2.08 Members; Reclassification; Admission of New Members ....................... 12 Section 2.09 Resignation ............................................................................................... 12 Section 2.10 Investment Representations of Members and Assignees .......................... 12 ARTICLE III MANAGEMENT .................................................................................................. 13 Section 3.01 Board of Managers .................................................................................... 13 Section 3.02 Meetings of the Board ............................................................................... 13 Section 3.03 Quorum: Acts of the Board ....................................................................... 14 Section 3.04 Remote Communication ........................................................................... 14 Section 3.05 Compensation of Managers; Expenses ..................................................... 14 Section 3.06 Removal of Managers ............................................................................... 14 Section 3.07 Managers as Agents .................................................................................. 14 Section 3.08 Company Expenses; Reimbursement of Corporation’s Expenses ............ 14 Section 3.09 Officers ..................................................................................................... 15 Section 3.10 Authority of Members............................................................................... 16 Section 3.11 Action by Written Consent or Ratification ............................................... 16 ARTICLE IV DISTRIBUTIONS ................................................................................................. 16 Section 4.01 Distributions .............................................................................................. 16 Section 4.02 Liquidation Distribution............................................................................ 18 Section 4.03 Limitations on Distribution ....................................................................... 18 ARTICLE V CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; TAX ALLOCATIONS; TAX MATTERS.................................................................. 18

ii Section 5.01 Initial Capital Contributions ..................................................................... 18 Section 5.02 No Additional Capital Contributions ........................................................ 19 Section 5.03 Capital Accounts ....................................................................................... 19 Section 5.04 Allocations of Profits and Losses ............................................................. 19 Section 5.05 Special Allocations ................................................................................... 19 Section 5.06 Tax Allocations ......................................................................................... 21 Section 5.07 Tax Advances............................................................................................ 21 Section 5.08 Tax Matters ............................................................................................... 22 Section 5.09 Other Allocation Provisions ...................................................................... 22 ARTICLE VI BOOKS AND RECORDS; REPORTS ................................................................ 23 Section 6.01 Books and Records ................................................................................... 23 ARTICLE VII COMPANY UNITS ............................................................................................. 24 Section 7.01 Units .......................................................................................................... 24 Section 7.02 Register; Certificates; Legends ................................................................. 25 Section 7.03 Registered Members ................................................................................. 26 ARTICLE VIII VESTING; FORFEITURE OF INTERESTS; TRANSFER RESTRICTIONS ............................................................................................... 26 Section 8.01 Vesting of Unvested Units ........................................................................ 26 Section 8.02 Forfeiture of Units..................................................................................... 27 Section 8.03 Member Transfers ..................................................................................... 28 Section 8.04 Mandatory Exchanges ............................................................................... 29 Section 8.05 Encumbrances ........................................................................................... 29 Section 8.06 Further Restrictions ................................................................................... 30 Section 8.07 Rights of Assignees................................................................................... 31 Section 8.08 Admission of Assignees as Substitute Members ...................................... 31 Section 8.09 Resignation Members ............................................................................... 31 Section 8.10 Applicability of Certain Provisions to the Principal Stockholders ........... 32 ARTICLE IX DISSOLUTION, LIQUIDATION AND TERMINATION .................................. 32 Section 9.01 No Dissolution .......................................................................................... 32 Section 9.02 Events Causing Dissolution ...................................................................... 32 Section 9.03 Distribution upon Dissolution ................................................................... 33 Section 9.04 Time for Liquidation ................................................................................. 33 Section 9.05 Termination ............................................................................................... 33 Section 9.06 Claims of the Members ............................................................................. 33 Section 9.07 Survival of Certain Provisions .................................................................. 33

iii ARTICLE X LIABILITY AND INDEMNIFICATION .............................................................. 34 Section 10.01 Liability of Members and Managers ......................................................... 34 Section 10.02 Duties, Liability and Outside Activities of the Corporation, the Managers and Officers .............................................................................. 34 Section 10.03 Indemnification ......................................................................................... 35 ARTICLE XI MISCELLANEOUS ............................................................................................. 38 Section 11.01 Severability ............................................................................................... 38 Section 11.02 Notices ...................................................................................................... 38 Section 11.03 Cumulative Remedies ............................................................................... 39 Section 11.04 Binding Effect ........................................................................................... 39 Section 11.05 Interpretation ............................................................................................. 39 Section 11.06 Counterparts .............................................................................................. 39 Section 11.07 Further Assurances.................................................................................... 39 Section 11.08 Entire Agreement ...................................................................................... 39 Section 11.09 Governing Law ......................................................................................... 39 Section 11.10 Submission to Jurisdiction; Waiver of Jury Trial ..................................... 39 Section 11.11 Expenses ................................................................................................... 41 Section 11.12 Amendments and Waivers ........................................................................ 41 Section 11.13 No Third Party Beneficiaries .................................................................... 43 Section 11.14 Headings ................................................................................................... 43 Section 11.15 Power of Attorney ..................................................................................... 43 Section 11.16 Separate Agreements; Schedules .............................................................. 44 Section 11.17 Partnership Status...................................................................................... 44 Section 11.18 Delivery by Facsimile or Email ................................................................ 44 Exhibit A - Form of Unit Certificate ............................................................................................ 46 Exhibit B - Form of Class B Unit Agreement .............................................................................. 48 Exhibit C - Certificate of Designations of Series A Convertible Perpetual Preferred Units ....... 49

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FINANCE OF AMERICA EQUITY CAPITAL LLC This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (together with the exhibits and schedules hereto, as amended, this “Agreement”) of Finance of America Equity Capital LLC, a Delaware limited liability company (the “Company”), is made as of December 15, 2025 (the “Effective Date”). Capitalized terms used herein shall have the meaning set forth in Section 1.01 to this Agreement unless otherwise indicated. R-E-C-I-T-A-L-S WHEREAS, the Company was formed as a limited liability company pursuant to the Act upon the filing of the Certificate of Formation of Finance of America Equity Capital LLC (the “Certificate”) with the office of the Secretary of State of the State of Delaware on July 1, 2020 and the execution and delivery by UFG Holdings LLC, a Delaware limited liability company (“UFG Holdings”), of the Limited Liability Company Agreement of the Company effective as of July 1, 2020, as amended and restated as of April 1, 2021, and as amended on November 12, 2025 (as amended or supplemented prior to the effectiveness of this Agreement, the “Existing Agreement”); WHEREAS, pursuant to Section 7.01 of the Existing Agreement, the Company’s Board has authorized the creation of a new Class of Preferred Units and the creation and issuance of a series of Preferred Units designated as the Series A Convertible Perpetual Preferred Units, as more fully set forth herein; WHEREAS, pursuant to Section 11.12(a) of the Existing Agreement, the Board may without the written consent of any Member or any other Person, amend, supplement, waive or modify any provision of the Existing Agreement to reflect, among others, any amendment, supplement, waiver or modification that the Board determines in its sole discretion to be necessary or appropriate in connection with the creation, authorization or issuance of such Preferred Units and the Series A Convertible Perpetual Preferred Units; and WHEREAS, the Board has duly authorized and adopted the amendment and restatement of the Existing Agreement in its entirety as set forth herein. NOW, THEREFORE, the Existing Agreement is hereby amended and restated to read in its entirety as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. Capitalized terms used herein without definition have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

2 “Act” means, the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq., as it may be amended or supplemented from time to time and any successor thereto. “Additional Credit Amount” has the meaning set forth in Section 4.01(b). “Adjusted Capital Account Balance” means, with respect to each Member, the balance in such Member’s Capital Account adjusted: (i) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (ii) by adding to such balance such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5), any amounts such Member is obligated to restore pursuant to any provision of this Agreement or by applicable Law. The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. “Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person. “Agreement” has the meaning set forth in the preamble of this Agreement. “Amended Tax Amount” has the meaning set forth in Section 4.01(b). “Assignee” has the meaning set forth in Section 8.07. “Assumed Tax Rate” means the highest effective marginal combined U.S. federal, state and local income tax rate (including, without limitation, the “Medicare” contribution tax imposed on certain investment income under Section 1411 of the Code) for a Tax Year prescribed for an individual (or, if greater, a corporation) resident in California or New York, New York (whichever tax rate is higher) at the time of such distribution, taking into account (a) the deductibility of state and local income taxes for U.S. federal income tax purposes (if applicable, and taking into account any limitations thereon) and (b) the character (e.g., long-term or short- term capital gain or ordinary or exempt income) of the applicable income. For the avoidance of doubt, the Assumed Tax Rate shall be the same for all Members. “Available Cash” means, with respect to any fiscal period, the amount of cash on hand which the Board, in its sole discretion, deems available for distribution to the Members, taking into account all debts, liabilities and obligations of the Company then due and amounts which the Board, in its sole discretion, deems necessary to expend or retain for working capital or to place into reserves for customary and usual claims with respect to the Company’s operations, including to maintain compliance with regulatory requirements or contractual obligations under the financing or debt agreements of the Company and its subsidiaries. “Award Agreement” means any award agreement entered into by the Company with a Service Provider to whom the Company issues Units in connection with the issuance to such Service Provider of such Units. “BL Investors” has the meaning assigned thereto in the Stockholders Agreement.

3 “Blackstone Investors” has the meaning assigned thereto in the Stockholders Agreement. “Board” or “Board of Managers” has the meaning assigned thereto in Section 3.01(a). “Capital Account” means the separate capital account maintained for each Member in accordance with Section 5.03. “Capital Contribution” means, with respect to any Member, the aggregate amount of money contributed to the Company and the Carrying Value of any property (other than money), net of any liabilities assumed by the Company upon contribution or to which such property is subject, contributed to the Company pursuant to Article V. “Carrying Value” means, with respect to any Company asset, the asset’s adjusted basis for U.S. federal income tax purposes, except that the initial carrying value of assets contributed to the Company shall be their respective gross fair market values on the date of contribution as determined by the Board in its sole discretion, and the Carrying Values of all Company assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional limited liability company interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of Company assets to a Member; (c) the date a limited liability company interest in the Company is relinquished to the Company; (d) the acquisition of an interest in the Company by any new or existing Member upon the exercise of a non-compensatory option in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(s); or (e) any other date specified in the Treasury Regulations; provided, however, that adjustments pursuant to clauses (a), (b) (c), (d) and (e) above shall be made only if such adjustments are deemed necessary or appropriate by the Board in its sole discretion to reflect the relative economic interests of the Members. The Carrying Value of any Company asset distributed to any Member shall be adjusted immediately before such distribution to equal its fair market value. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of “Profits” and “Losses” rather than the amount of depreciation determined for U.S. federal income tax purposes, and depreciation shall be calculated by reference to Carrying Value rather than tax basis once Carrying Value differs from tax basis. “Cause” with respect to any particular Service Provider has the meaning set forth in any effective Award Agreement, employment agreement or other written contract of engagement entered into between the Company and such Service Provider, or if none, then “Cause” means any of the following: (A) such Service Provider’s performing an act of dishonesty, fraud, theft, embezzlement or misappropriation involving such Service Provider’s employment with or service to the Company or any of its Subsidiaries or Affiliates, or a breach of the duty of loyalty to the Company or any of its Subsidiaries or Affiliates; (B) performing an act of race, sex, national origin, religion, disability, or age based discrimination or any other form of discrimination against a protected class under applicable state and federal law which after investigation, counsel to the Company reasonably concludes will result in liability being imposed on the Company, its Subsidiaries or Affiliates and/or such Service Provider; (C) such Service

4 Provider’s material violation of Company or any of its Subsidiaries’ policies and procedures including, but not limited to, the Code of Business Conduct; (D) such Service Provider’s material noncompliance with any of the terms of this Agreement, any Award Agreement or any non- competition, non-solicitation, non-disparagement and/or non-disclosure obligations that such Service Provider is subject to, or an employment agreement; or (E) performing any criminal act resulting in a criminal felony charge brought against such Service Provider or a criminal conviction of such Service Provider (other than conviction of a minor traffic violation). “Certificate” means the Certificate of Formation of the Company as filed in the office of the Secretary of State of the State of Delaware on July 1, 2020, as amended and/or restated from time to time. “Certificate of Designations” means with respect to Preferred Units of any series, the applicable certificate of designations setting forth the powers, including voting powers, if any, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, of the Preferred Units of such series and fixing the number of units constituting any such series, which certificate of designations shall form part of this Agreement. As of the Effective Date, the only Certificate of Designations is the Series A Preferred Units Certificate of Designations. “Class” means the classes of Units into which the limited liability company interests in the Company may be classified or divided from time to time by the Board in its sole discretion pursuant to the provisions of this Agreement. As of the Effective Date, the only Classes of Units are the Class A Units, the Class B Units and the Preferred Units. Subclasses or series within a Class shall not be separate Classes for purposes of this Agreement. For all purposes hereunder and under the Act, only such Classes expressly established under this Agreement, including by the Board in accordance with this Agreement, shall be deemed to be a class of Units. For the avoidance of doubt, to the extent that the Corporation holds limited liability company interests of any Class, the Corporation shall not be deemed to hold a separate Class of such interests from any other Member because it has the sole authority to appoint, remove and replace the Managers on the Board. “Class A Units” means the Units designated as the “Class A Units” in this Agreement. “Class B Unit Agreement” means, with respect to any Class B Unit, the Class B Unit Agreement under the Incentive Plan under which such Class B Unit was granted, in the form attached hereto as Exhibit B and which forms a part of this Agreement. “Class B Units” means the Units designated as the “Class B Units” or the “Incentive Units” in this Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Company” has the meaning set forth in the preamble of this Agreement. “Company Minimum Gain” has the meaning ascribed to the term “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

5 “Contingencies” has the meaning set forth in Section 9.03(a). “Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person. “Corporation” means Finance of America Companies Inc., a Delaware corporation, and its successors and permitted assigns. “Credit Amount” has the meaning set forth in Section 4.01(b). “Designated Individual” has the meaning set forth in Section 5.08. “Dissolution Event” has the meaning set forth in Section 9.02. “Encumbrance” means any mortgage, hypothecation, claim, lien, encumbrance, conditional sales or other title retention agreement, right of first refusal, preemptive right, pledge, option, charge, security interest or other similar interest, easement, judgment or imperfection of title of any nature whatsoever. “ERISA” means The Employee Retirement Income Security Act of 1974, as amended. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Exchange Agreement” means the Exchange Agreement, dated as of or about the Effective Date, among the Company, and the holders, other than the Corporation and/or its wholly owned subsidiaries of Units from time to time party thereto, as amended and/or restated from time to time. “Exchange Transaction” means an exchange of Units for shares of Class A common stock of the Corporation, pursuant to and in accordance with, the Exchange Agreement or, if the Corporation and the exchanging Member shall mutually agree, a Transfer of Units to the Corporation, the Company or any of their subsidiaries for shares of Class A common stock of the Corporation or other consideration otherwise than pursuant to, and in accordance with, the Exchange Agreement. “Existing Agreement” has the meaning set forth in the recitals of this Agreement. “Final Tax Amount” has the meaning set forth in Section 4.01(b). “Fiscal Year” means, unless otherwise determined by the Board in its sole discretion in accordance with Section 11.12, (i) the period commencing upon the formation of the Company and ending on December 31, 2020 or (ii) any subsequent twelve-month period commencing on January 1 and ending on December 31.

6 “GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time. “Incentive Plan” means the Finance of America Companies Inc. 2021 Omnibus Incentive Plan. “Incentive Units” means the Units designated as the “Class B Units” or the “Incentive Units” in this Agreement. “Indemnitee” (a) the Corporation, (b) each Manager (including any former Manager), (c) any Person who is or was a Tax Matters Partner, Partnership Representative or Designated Individual, officer or director of the Corporation, or Officer, (d) any Person that is required to be indemnified by the Corporation as an “indemnitee” in accordance with the Bylaws of the Corporation as in effect from time to time, (e) any officer or director of the Corporation or officer of the Company who is or was serving at the request of the Corporation or the Company as an officer, director, employee, member, Member, Tax Matters Partner, Partnership Representative or Designated Individual, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, (f) any Officer or other Person the Corporation or the Board, in its sole discretion, designates in writing as an “Indemnitee” for purposes of this Agreement and (g) any heir, executor or administrator with respect to Persons named in clauses (a) through (f). “Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order issued or promulgated by any national, supranational, state, federal, provincial, local or municipal government or any administrative or regulatory body with authority therefrom with jurisdiction over the Company or any Member, as the case may be. “Liquidation Agent” has the meaning set forth in Section 9.03. “LTIP Plan” means the UFG Holdings LLC Management Long-Term Incentive Plan, effective as of January 1, 2015, as it may be amended, restated, supplemented and/or otherwise modified from time to time. “Make-Whole Amount” means an amount payable by the Company in respect of the Series A Preferred Units on account of a “Make-Whole Amount,” as such term is defined in the “Series A Preferred Stock Certificate of Designations,” as such term is defined in the Series A Preferred Units Certificate of Designations. “Manager” means a person appointed to the Board from time to time by the Corporation, in his, her or their capacity as a manager of the Company. “Member” means each Person from time to time admitted as a member of the Company in accordance with this Agreement, so long as such Person is listed as a Member in the Schedule of Members, and, for purposes of Sections 8.01, 8.02, 8.03, 8.04, 8.05 and 8.06, any Personal Planning Vehicle of such Member, in each case, in such Person’s capacity as a member of the Company.

7 “Member Nonrecourse Debt Minimum Gain” means an amount with respect to each partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) equal to the Company Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulations Section 1.752-1(a)(2)) determined in accordance with Treasury Regulations Section 1.704-2(i)(3). “Member Nonrecourse Deductions” has the meaning ascribed to the term “partner nonrecourse deductions” set forth in Treasury Regulations Section 1.704-2(i)(2). “Net Taxable Income” has the meaning set forth in Section 4.01(b). “Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions of the Company for a Tax Year equals the net increase, if any, in the amount of Company Minimum Gain of the Company during that Tax Year, determined according to the provisions of Treasury Regulations Section 1.704-2(c). “Officer” means each Person designated as an officer of the Company by the Board pursuant to and in accordance with the provisions of Section 3.09, subject to any resolutions of the Board appointing such Person as an officer of the Company or relating to such appointment. “Participant” has the meaning ascribed to such term in the Incentive Plan. “Partnership Audit Provisions” means Title XI, Section 1101, of the Bipartisan Budget Act of 2015, P.L. 114-74 (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, and any comparable provisions of state or local tax law). “Partnership Representative” has the meaning set forth in Section 5.08. “Person” means any individual, estate, corporation, partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof. “Personal Planning Vehicle” means, in respect of any Person that is a natural person, any other Person that is not a natural person designated as a “Personal Planning Vehicle” of such natural person in the Schedule of Members. “Preferred Units” means a Class of Units, in one or more series, designated as “Preferred Units,” ranking senior in right of payment to the Class A Units and Class B Units or any other Class or series of Units that is established in accordance with this Agreement, ranking on a parity basis with the Class A Units and Class B Units as set forth in the applicable Certificate of Designations for the Preferred Units of such series. As of the Effective Date, the only Preferred Units are the Series A Preferred Units. “Primary Indemnification” has the meaning set forth in Section 10.03(a).

8 “Principal Stockholders” has the meaning assigned to such term in the Stockholders Agreement. “Proceeding” has the meaning set forth in Section 10.03(a). “Profits” and “Losses” means, for each Fiscal Year or other period, the taxable income or loss of the Company, or particular items thereof, determined in accordance with the accounting method used by the Company for U.S. federal income tax purposes with the following adjustments: (a) all items of income, gain, loss or deduction allocated pursuant to Section 5.05 shall not be taken into account in computing such taxable income or loss; (b) any income of the Company that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss; (c) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (d) upon an adjustment to the Carrying Value (other than an adjustment in respect of depreciation) of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (e) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, the amount of depreciation, amortization or cost recovery deductions with respect to such asset for purposes of determining Profits and Losses, if any, shall be an amount which bears the same ratio to such Carrying Value as the U.S. federal income tax depreciation, amortization or other cost recovery deductions bears to such adjusted tax basis (provided that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction is zero, the Board may use any reasonable method for purposes of determining depreciation, amortization or other cost recovery deductions in calculating Profits and Losses); and (f) except for items in (a) above, any expenditures of the Company not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be treated as deductible items. “Schedule of Members” has the meaning set forth in Section 7.02(a). “Section 6226 Election” has the meaning set forth in Section 5.08. “Series A Preferred Units” means the Company’s Series A Convertible Perpetual Preferred Units having those designations, powers (including voting powers), preferences and relative, participating, optional, special or other rights, and the qualifications, limitations and restrictions, as set forth in the Series A Preferred Units Certificate of Designations. “Series A Preferred Units Certificate of Designations” means the Certificate of Designations of the Company’s Series A Convertible Perpetual Preferred Units attached hereto as Exhibit C and which forms a part of this Agreement. “Service Provider” means any Member (in his, her or its individual capacity) or other Person, who at the time in question, is employed by or providing services to the Corporation, the Company or any of its subsidiaries other than in his, her or its capacity as a director of the Corporation or a Manager; provided, however, that in no event shall Brian Libman, any of the

9 BL Investors or any other Principal Stockholder be deemed a “Service Provider” for purposes of this Agreement. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Similar Law” means any law or regulation that could cause the underlying assets of the Company to be treated as assets of the Member by virtue of its limited liability company interest in the Company and thereby subject the Company, the Board or the Corporation (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code. “Stockholders Agreement” means the stockholders agreement dated as of or about the date hereof among the Corporation and the stockholders from time to time party thereto, and the other parties thereto, as amended from time to time. “Subsidiary” means, with respect to any Person, another Person, an amount of the voting securities, other than voting rights or voting partnership interest of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interest of which) is owned directly or indirectly by such first person (collectively, “Subsidiaries”). “Tax Advances” has the meaning set forth in Section 5.07. “Tax Amount” has the meaning set forth in Section 4.01(b). “Tax Distributions” has the meaning set forth in Section 4.01(b). “Tax Receivable Agreements” means, collectively, the Tax Receivable Agreements, dated as of or about the date hereof, among the Corporation and the other parties from time to time party thereto, as amended and/or restated from time to time. “Threshold Value” means, with respect to any Class B Unit, the amount set forth as such in the applicable Class B Unit Agreement. “Total Percentage Interest” means, with respect to any Member and any Class of Units, the quotient obtained by dividing the number of Units of the applicable Class (vested and unvested) then owned by such Member by the number of Units of such Class (vested and unvested) then owned by all Members; provided, that the calculation of Total Percentage Interest shall exclude from both the numerator and the denominator any Units of such Class to the extent they are not then eligible to receive distributions or other payments as set forth in the Schedule of Members. “Transaction Agreement” means the Transaction Agreement, dated as of October 12, 2020, by and among Replay Acquisition Corp., the Corporation, the Company and the other parties thereto, as the same may be amended and/or restated from time to time.

10 “Transfer” means, in respect of any Unit, property or other asset, any sale, assignment, transfer, distribution, exchange, mortgage, pledge, hypothecation or other disposition thereof, whether voluntarily or by operation of Law, directly or indirectly, in whole or in part, including, without limitation, the exchange of any Unit for any other security. “Transferee” means any Person that is a permitted transferee of a Member’s limited liability company interest in the Company or part thereof. “Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). “UFG Holdings” has the meaning set forth in the recitals of this Agreement. “Unit Certificate” has the meaning set forth in Section 7.02(c). “Units” means the Class A Units, the Class B Units, the Preferred Units and any other Class or series of Units that is established in accordance with this Agreement, which shall constitute limited liability company interests in the Company and entitle the Members holding such Class or series of Units to the relative rights, title and interests in the profits, losses, deductions and credits of the Company at any particular time as set forth in this Agreement, and any and all other benefits to which a Member may be entitled as a Member as provided in this Agreement, together with the obligations of such Member to comply with all terms and provisions of this Agreement. “Unvested Units” means those Class A Units and Class B Units from time to time listed as unvested Units in Schedule of Members, which, for the avoidance of doubt, shall not include those Units issued by the Company pursuant to Section 3.04 of the Transaction Agreement. “Vested Percentage Interest” means, with respect to any Member, the quotient obtained by dividing the number of Vested Units then owned by such Member by the number of Vested Units then owned by all Members. “Vested Units” means those Class A Units that are not Unvested Units. ARTICLE II FORMATION, TERM, PURPOSE AND POWERS Section 2.01 Formation. The Company was formed as a limited liability company under the provisions of the Act by the filing of the Certificate on July 1, 2020. If requested by the Board, the Members shall promptly execute all certificates and other documents consistent with the terms of this Agreement necessary for the Board to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (a) the formation and operation of a limited liability company under the laws of the State of Delaware, (b) if the Board in its sole discretion deems it advisable, the operation of the Company as a limited liability company, or entity in which the Members have limited liability, in all jurisdictions where the Company proposes to operate and (c) all other filings required to be made

11 by the Company. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the fullest extent permitted by the Act, control. The execution, delivery and filing of the Certificate and each amendment thereto is hereby ratified, approved and confirmed by the Members. Section 2.02 Name. The name of the Company shall be, and the business of the Company shall be conducted under the name of “Finance of America Equity Capital LLC,” and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Board in its sole discretion may select from time to time. Subject to the Act, the Board in its sole discretion may change the name of the Company (and amend this Agreement to reflect such change) at any time and from time to time without the consent of any other Person. Prompt notification of any such change shall be given to all Members. Section 2.03 Term. The term of the Company commenced on the date of the filing of the initial Certificate, and the term shall continue until the dissolution of the Company in accordance with Article IX. The existence of the Company shall continue until cancellation of the Certificate in the manner required by the Act. Section 2.04 Offices. The Company may have offices at such places either within or outside the State of Delaware as the Board from time to time may select in its sole discretion. As of the date hereof, the principal place of business and the office of the Company is located at 5830 Granite Parkway, Suite 400, Plano, Texas 75024. Section 2.05 Agent for Service of Process; Existence and Good Standing; Foreign Qualification. (a) The registered office of the Company in the State of Delaware shall be located at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the registered agent of the Company for service of process on the Company in the State of Delaware at such address shall be Corporation Service Company. The Board may from time to time change the Company’s registered agent and/or address of such agent, in the State of Delaware, which change in registered and address shall be effective upon the filing of a certificate of amendment to certificate of formation or an amended and restated certificate of formation with the Secretary of State of the State of Delaware and shall not require amendment to this Agreement. (b) The Board in its sole discretion may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations. The Board in its sole discretion may file or cause to be filed for recordation in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of formation and fictitious name certificates) and other

12 documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members. The Board in its sole discretion may cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company to do business in any jurisdiction other than the State of Delaware. Section 2.06 Business Purpose. The Company was formed for the object and purpose of, and the nature and character of the business to be conducted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act. Section 2.07 Powers of the Company. Subject to the limitations set forth in this Agreement, the Company shall possess and may exercise all of the powers and privileges granted to it by the Act including, without limitation, the ownership and operation of the assets and other property contributed to the Company by the Members, by any other Law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the purpose of the Company set forth in Section 2.06. Section 2.08 Members; Reclassification; Admission of New Members. Each of the Persons listed in the Schedule of Members (as of the Effective Date), by virtue of such Person’s execution of the Existing Agreement or this Agreement (including by use of a power of attorney), are admitted as members of the Company. Prior to the effectiveness of this Agreement, all of the issued and outstanding limited liability company interests in the Company have been reclassified into a total number of Class A Units as set forth in the Schedule of Members (as of the Effective Date), and the respective number of Class A Units held by each Member at the effective time of this Agreement is as set forth in the Schedule of Members (as of the Effective Date). The rights, duties and liabilities of the Members shall be as provided in the Act, except as is otherwise expressly provided in this Agreement, and the Members consent to the variation of such rights, duties and liabilities as provided in this Agreement. Subject to Section 8.09 with respect to substitute members of the Company, a Person may be admitted from time to time as a new member of the Company with the written consent of the Board in its sole discretion. Each new member of the Company shall execute and deliver to the Board an instrument pursuant to which the new member of the Company agrees to be bound by the terms and conditions of this Agreement. For any Participant that is not an existing Member, execution of the applicable Class B Unit Agreement shall constitute such person’s joinder to this Agreement. Section 2.09 Resignation. No Member shall have the right to resign as a member of the Company other than following the Transfer of all Units owned by such Member in accordance with Article VIII. Section 2.10 Investment Representations of Members and Assignees. Each Member and Assignee hereby represents, warrants and acknowledges to the Company that: (a) such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and is making an informed investment decision with respect thereto; (b) such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; and (c) the execution, delivery and performance of this Agreement have been duly authorized by such Member.

13 ARTICLE III MANAGEMENT Section 3.01 Board of Managers (a) The business, property and affairs of the Company shall be managed by or under the sole, absolute and exclusive direction of a board of three or more Managers appointed by the Corporation in its sole discretion (the “Board”), which may from time to time delegate authority to Officers or to Persons to act on behalf of the Company. The Corporation may determine at any time in its sole discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Corporation at any time in its sole discretion. The initial number of Managers shall be three. Each Manager appointed by the Corporation shall hold office until a successor is elected and qualified or until such Manager’s earlier death, resignation, or removal. (b) Without limiting the foregoing provisions of this Section 3.01, the Board shall have the general power to manage or cause the management of the Company (which may be delegated to Officers to act on behalf of the Company), including, without limitation, the following powers: (i) to develop and prepare a business plan each year which will set forth the operating goals and plans for the Company; (ii) to execute and deliver or to authorize the execution and delivery of contracts, deeds, leases, licenses, instruments of transfer and other documents on behalf of the Company; (iii) to make any expenditures, to lend or borrow money, to assume or guarantee, or otherwise contract for, indebtedness and other liabilities, to issue evidences of indebtedness and to incur any other obligations on behalf of the Company; (iv) to establish and enforce limits of authority and internal controls with respect to all personnel and functions of the Company; (v) to engage attorneys, consultants and accountants for the Company; (vi) to develop or cause to be developed accounting procedures for the maintenance of the Company’s books of account; and (vii) to do all such other lawful acts as shall be authorized in this Agreement, the Act or by the Members in writing from time to time. Section 3.02 Meetings of the Board. The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by any Manager on not less than one day’s

14 notice to each other Manager by telephone, facsimile, mail, telegram, electronic mail or any other means of communication. Section 3.03 Quorum: Acts of the Board. At all meetings of the Board, a majority of the Managers then in office shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers then in office shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be. Section 3.04 Remote Communication. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or other electronic communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or other electronic communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company. Section 3.05 Compensation of Managers; Expenses. The Managers shall be entitled compensation for their services as Managers as determined by the Corporation in its sole discretion. Managers shall be paid their expenses, if any, of attendance at meetings of the Board or any committee thereof. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Section 3.06 Removal of Managers. Any Manager or the entire Board may be removed, with or without cause, at any time by the Corporation in its sole discretion, and, any vacancy caused by any such removal may be filled by the Corporation in its sole discretion. Section 3.07 Managers as Agents. To the extent of their powers set forth in this Agreement, the Managers are agents of the Company for the purpose of the Company’s business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Board, a Manager may not bind the Company. Section 3.08 Company Expenses; Reimbursement of Corporation’s Expenses. (a) The Company shall pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals) incurred in pursuing and conducting, or otherwise related to, the activities of the Company. (b) The Company shall also, in the sole discretion of the Corporation, bear and/or reimburse the Corporation for (i) any costs, fees, expenses or other obligations incurred

15 by the Corporation in connection with the operation of the Company’s business (including expenses allocated to the Corporation by its Affiliates), (ii) any costs, fees, expenses or other obligations allocable to the Company or incurred by the Corporation related to the business and affairs of the Corporation that are conducted through the Company and/or any one or more of its subsidiaries, including, without limitation, (A) costs, fees, expenses and other obligations that relate to the business and affairs of the Company and/or its subsidiaries and that also relate to other activities of the Corporation, (B) operating, administrative and other similar costs, fees, expenses and obligations incurred by the Corporation, (C) compensation and meeting costs, fees, expenses and other obligations of any board of directors, committee of the board of directors or similar body of the Corporation, and the Board and any committee of the Board, (D) any salary, bonus, incentive compensation and other amounts paid to any Person, including Affiliates of the Corporation, to perform services for the Company, (E) costs, fees, expenses and other obligations, including damages, arising from litigation, (F) costs, fees or expenses of legal, tax, accounting and other professional advisors, (G) costs, fees, expenses and other obligations (including any underwriters discounts and commissions) related to any securities offering (whether or not successful) authorized by the Corporation, (H) costs, fees, expenses and other obligations incurred in connection with the maintenance of the Corporation, including those related to being a public company listed on a national securities exchange, and (I) franchise taxes (except to the extent such franchise taxes are based on or measured with respect to net income or profits); provided, however, that the Company shall not pay or bear any income tax obligations of the Corporation or any obligations of the Corporation under the Tax Receivable Agreements. Reimbursements pursuant to this Section 3.08(b) shall be in addition to (but without duplication of) any indemnification or advancement of expenses made to the Board pursuant to Section 10.03. Section 3.09 Officers. Subject to the direction and oversight of the Board, the day-to- day administration of the business of the Company may be carried out by individuals who may be designated as officers by the Board, with titles including but not limited to “assistant secretary,” “assistant treasurer,” “chairman,” “chief executive officer,” “chief financial officer,” “chief operating officer,” “chief legal officer,” “director,” “general counsel,” “general manager,” “managing director,” “president,” “principal accounting officer,” “secretary,” “senior chairman,” “senior managing director,” “treasurer,” “vice chairman,” “executive vice president” or “vice president,” and as to the extent authorized by the Board in its sole discretion. The officers of the Company shall have such titles and powers and perform such duties as shall be determined from time to time by the Board and otherwise as shall customarily pertain to such offices. Any number of offices may be held by the same individual. In its sole discretion, the Board may choose not to fill any office for any period as it may deem advisable. All Officers and other Persons providing services to or for the benefit of the Company shall be subject to the supervision and direction of the Board and may be removed, with or without cause, from such office by the Board and the authority, duties or responsibilities of any Officer or any employee, agent of the Company may be suspended by the Board from time to time, in each case in the sole discretion of the Board. The Board shall not cease to be managers of the Company as a result of the delegation of any duties hereunder. No Officer, in his or her capacity as such, shall be considered a manager of the Company by agreement, as a result of the performance of his or her duties hereunder or otherwise.

16 Section 3.10 Authority of Members. No Member (other than the Corporation), in its capacity as such, shall participate in or have any control over the management or business of the Company. Except as expressly provided in this Agreement, the Units do not confer any rights upon the Members to participate in the affairs of the Company described in this Agreement. Except as expressly provided in this Agreement, no Member (other than the Corporation) shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination, conversion or division of the Company, or any other matter that a Member might otherwise have the ability to vote on or consent with respect to under the Act, at law, in equity or otherwise. Except with respect to the rights of the Corporation hereunder, the conduct, control and management of the Company shall be vested exclusively in the Board. Except with respect to the rights of the Corporation hereunder, in all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Board shall be the decision of the Company. Except as required or permitted by Law, or expressly provided in the ultimate sentence of this Section 3.10 or by separate agreement with the Company, no Member (other than the Corporation as set forth herein) shall take any part in the management or control of the operation or business of the Company, in its capacity as a Member, nor shall any Member (other than the Corporation as set forth herein) have any right, authority or power to act for or on behalf of or bind the Company in his or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member. Notwithstanding the foregoing, the Company may from time to time appoint one or more Persons who are Members as Officers or employ one or more Persons who are Members as employees, and such Persons, in their capacity as Officers or employees of the Company (and not, for clarity, in their capacity as members of the Company), may take part in the control and management of the business of the Company to the extent such authority and power to act for or on behalf of the Company has been delegated to them by the Board. Section 3.11 Action by Written Consent or Ratification. Any action required or permitted to be taken by the Members pursuant to this Agreement shall be deemed to be taken if the Members whose consent or ratification is required consent thereto or provide a consent or ratification in writing. ARTICLE IV DISTRIBUTIONS Section 4.01 Distributions (a) Subject to the provisions of the applicable Certificate of Designations with respect to the Preferred Units of any series, the Board, in its sole discretion, may authorize distributions by the Company with respect to the Units of any Class or series to the Members who hold Units of such Class or series as of the record date for such distribution as listed on the Schedule of Members, which distributions shall be made pro rata in accordance with such Members’ respective Total Percentage Interests with respect to the Units of such Class or series on the date the distribution is made; provided, however, that with respect to any distribution made from the proceeds of a sale of substantially all of the Company’s assets, the Class B Units shall, subject to the provisions of the applicable Certificate of Designations with respect to the Preferred Units of any series, share in such distribution with the Class A Units, pari passu, in

17 accordance with the Members’ respective Total Percentage Interests with respect to Class A Units, calculated solely for purposes of this sentence as if the Class B Units also were Class A Units. Notwithstanding anything to the contrary in this Agreement, each Class B Unit shall share in distributions under this Section 4.01 only from and after the point at which the aggregate amount of distributions made by the Company since the date of grant of such Class B Unit in respect of each Class A Unit that was outstanding immediately prior to the issuance of such Class B Unit is equal to the Threshold Value with respect to such Class B Unit, and, for the avoidance of doubt, such Class B Unit shall not be entitled to any distributions foregone as a result of the foregoing provision; provided, however, that a Class B Unit shall only be entitled to receive distributions under, or in respect of Section 4.01 to the extent such (i) Class B Unit is vested in accordance with the applicable Class B Unit Agreement, and (ii) such distribution is made from proceeds of a sale of substantially all of the Company’s assets. For the avoidance of doubt, the Class B Units shall not be entitled to any allocation, Profits or Losses (other than gain from the sale of substantially all of the Company’s assets), distributions, preferences or voting rights (including with respect to dissolutions) that are otherwise available to the Class A Units, in each case, other than as explicitly provided in this Agreement. (b) (i) In addition to Section 4.01(a), if the Board reasonably determines that the taxable income of the Company for a Tax Year will give rise to taxable income for the Members that hold Class A Units (“Net Taxable Income”), the Board shall cause the Company to distribute Available Cash in respect of income tax liabilities (the “Tax Distributions”) to the extent that other distributions made by the Company for such year were otherwise insufficient to cover such tax liabilities. The aggregate Tax Distributions payable with respect to any Fiscal Year shall be computed based upon the Board’s estimate of the allocable Net Taxable Income in accordance with Article V, multiplied by the Assumed Tax Rate (the “Tax Amount”) and shall be made to Members pro rata in accordance with the Members’ respective Total Percentage Interest with respect to Class A Units on the date the Tax Distribution is made. Any Tax Distributions made pursuant to this Section 4.01(b) shall be made to the Members who are listed as Members that hold Class A Units on the Schedule of Members as of the date the distribution is made. For purposes of computing the Tax Amount, the Net Taxable Income shall be determined without regard to (i) any special adjustments of tax items required as a result of any election under Section 754 of the Code, including adjustments required by Sections 734 and 743 of the Code, or (ii) any deductions attributable to payments under the LTIP Plan that are funded by the direct or indirect owners of the Company. (ii) Tax Distributions shall be calculated and paid no later than one day prior to each quarterly due date for the payment by corporations on a calendar year of estimated taxes under the Code in the following manner: (A) for the first quarterly period, 25% of the Tax Amount, (B) for the second quarterly period, 50% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year, (C) for the third quarterly period, 75% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year and (D) for the fourth quarterly period, 100% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year; provided that the Board may recalculate the Tax Amount prior to any quarterly payment as determined in its reasonable discretion. Following each Fiscal Year, and no later than one day prior to the due date for the payment by corporations of income taxes for such Tax Year, the Board shall make an amended calculation of the Tax Amount for such Tax Year (the “Amended Tax Amount”), and shall cause the Company to distribute a Tax Distribution, out of Available Cash, to the extent that the

18 Amended Tax Amount so calculated exceeds the cumulative Tax Distributions previously made by the Company in respect of such Tax Year. If the Amended Tax Amount is less than the cumulative Tax Distributions previously made by the Company in respect of the relevant Tax Year, then the difference (the “Credit Amount”) shall be applied against, and shall reduce, the amount of Tax Distributions made for subsequent Tax Years. Within 30 days following the date on which the Company files a tax return on Form 1065, the Board shall make a final calculation of the Tax Amount of such Tax Year (the “Final Tax Amount”) and shall cause the Company to distribute a Tax Distribution, out of Available Cash, to the extent that the Final Tax Amount so calculated exceeds the Amended Tax Amount. If the Final Tax Amount is less than the Amended Tax Amount in respect of the relevant Tax Year, then the difference (“Additional Credit Amount”) shall be applied against, and shall reduce, the amount of Tax Distributions made for subsequent Tax Years. Any Credit Amount and Additional Credit Amount applied against future Tax Distributions shall be treated as an amount actually distributed pursuant to this Section 4.01(b) for purposes of the computations herein. Notwithstanding the foregoing, to the extent there is Available Cash, the total distributions paid to the Corporation (in its capacity as a member of the Company) pursuant to Section 4.01(a) or Section 4.01(b) with respect to a Tax Year shall not be less than the sum of any U.S. federal, state, local and foreign tax obligations owed by the Corporation for such Tax Year (other than any obligations to remit any amounts withheld from payments to third parties). (c) If all or a portion of a Member’s Units are Transferred, and the Transferee is admitted as a substitute Member of the Company pursuant to Section 8.09, then the transferor shall have no further right to receive any further distributions pursuant to this Section 4.01 in respect of such Units and any subsequent Tax Distributions to the Transferee shall be determined with regard to amounts previously distributed to the transferor in respect of the same Fiscal Year. Section 4.02 Liquidation Distribution. Distributions made upon dissolution of the Company shall be made as provided in Section 9.03. Section 4.03 Limitations on Distribution. Notwithstanding any provision to the contrary contained in this Agreement, the Company, and the Board on behalf of the Company, shall not make a distribution to any Member if such distribution would violate Section 18-607 of the Act or other applicable Law. ARTICLE V CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; TAX ALLOCATIONS; TAX MATTERS Section 5.01 Initial Capital Contributions. The Members have made, on or prior to the date hereof, Capital Contributions and, in exchange, the Company has issued to the Members the number of Class A Units, Class B Units, and Preferred Units as specified in the Schedule of Members (as of the Effective Date). For the avoidance of doubt, Participants holding Class B Units are not required to make a Capital Contribution.

19 Section 5.02 No Additional Capital Contributions. Except as otherwise provided in this Article V, no Member shall be required to make additional Capital Contributions to the Company without the consent of such Member or permitted to make additional capital contributions to the Company without the consent of the Board, which may be granted or withheld in the Board’s sole discretion. Section 5.03 Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv). The Capital Account of each Member shall be credited with such Member’s Capital Contributions, if any, all Profits allocated to such Member pursuant to Section 5.04 and any items of income or gain which are specially allocated pursuant to Section 5.05; and shall be debited with all Losses allocated to such Member pursuant to Section 5.04, any items of loss or deduction of the Company specially allocated to such Member pursuant to Section 5.05, and all cash and the Carrying Value of any property (net of liabilities assumed by such Member and the liabilities to which such property is subject) distributed by the Company to such Member. Any references in any section of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any Transfer of any Units in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units. Section 5.04 Allocations of Profits and Losses. Except as otherwise provided in this Agreement, Profits and Losses (and, to the extent necessary, individual items of income, gain or loss or deduction of the Company) shall be allocated in a manner such that the Capital Account of each Member after giving effect to the special allocations set forth in Section 5.05 is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made pursuant to Article IX if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Carrying Value in a hypothetical liquidation, all Company liabilities were satisfied (limited with respect to each non-recourse liability to the Carrying Value of the assets securing such liability) and the net assets of the Company were distributed to the Members pursuant to this Agreement (ignoring any Make-Whole Amount in respect of any Series A Preferred Unit unless it is determined by the Board that such Make-Whole Amount is likely to be paid), minus (ii) such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets; provided, that for purposes of this Article V, each Unvested Unit shall be treated as a Vested Unit, it being understood that where vesting is dependent upon the economic performance of the Company, any applicable Unvested Units shall be treated as Vested Units only to the extent such Unvested Units would become Vested Units in connection with such hypothetical liquidation. Notwithstanding the foregoing, such allocations may be adjusted as reasonably deemed necessary by the Board, acting in good faith, to give economic effect to the provisions of this Agreement. Section 5.05 Special Allocations. Notwithstanding any other provision in this Article V: (a) Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain or Member Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any Company Tax Year, the Members shall be specially allocated items of Company income and gain for such

20 year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f). This Section 5.05(a) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith; including that no chargeback shall be required to the extent of the exceptions provided in Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4). (b) Qualified Income Offset. If any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in such Member’s Adjusted Capital Account Balance created by such adjustments, allocations or distributions as promptly as possible; provided that an allocation pursuant to this Section 5.05(b) shall be made only to the extent that a Member would have a deficit Adjusted Capital Account Balance in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if this Section 5.05(b) were not in this Agreement. This Section 5.05(b) is intended to comply with the “qualified income offset” requirement of the Code and shall be interpreted consistently therewith. (c) Gross Income Allocation. If any Member has a deficit Capital Account at the end of any Tax Year which is in excess of the sum of (i) the amount such Member is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided that an allocation pursuant to this Section 5.05(c) shall be made only if and to the extent that a Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if Section 5.05(b) and this Section 5.05(c) were not in this Agreement. (d) Nonrecourse Deductions. Nonrecourse Deductions shall be allocated to the Members that hold Class A Units in accordance with their respective Total Percentage Interests with respect to such Class A Units. (e) Member Nonrecourse Deductions. Member Nonrecourse Deductions for any taxable period shall be allocated to the Member who bears the economic risk of loss with respect to the liability to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(j). (f) LTIP Deductions. Any deductions attributable to the LTIP Plan shall be allocated to the Members as of immediately prior to the Closing (as defined in the Transaction Agreement), who directly or indirectly bore the cost of the applicable payment pursuant to the LTIP Plan. For the avoidance of doubt, no deduction attributable to the LTIP Plan shall be allocated to the Corporation or any of its Subsidiaries, except to the extent attributable to a payment pursuant to the LTIP Plan that is borne by the Blocker GP or the Blocker Shareholders.

21 (g) Ameliorative Allocations. Any special allocations of income or gain pursuant to Sections 5.05(b) or 5.05(c) shall be taken into account in computing subsequent allocations pursuant to Section 5.04 and this Section 5.05(g), so that the net amount of any items so allocated and all other items allocated to each Member shall, to the fullest extent possible, be equal to the net amount that would have been allocated to each Member if such allocations pursuant to Sections 5.05(b) or 5.05(c) had not occurred. Section 5.06 Tax Allocations. For U.S. federal income tax purposes, each item of income, gain, loss and deduction of the Company shall be allocated among the Members in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided that in the case of any asset the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner permitted by the Code and Treasury Regulations, as determined by the Board, with the prior consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors) so as to take account of the difference between Carrying Value and adjusted basis of such asset using such methods as are determined by the Board and which are permitted by Treasury Regulations Section 1.704-3. Notwithstanding the foregoing, if, as a result of an exercise of a non-compensatory option to acquire any interest in the Company, a Capital Account reallocation is required under Treasury Regulation Section 1.704- 1(b)(2)(iv)(s)(3), the Company shall make corrective allocations pursuant to Treasury Regulation Section 1.704-1(b)(4)(x). Notwithstanding the foregoing, such allocations may be adjusted as reasonably deemed necessary by the Board, acting in good faith, to give economic effect to the provisions of this Agreement. Section 5.07 Tax Advances. To the extent the Board reasonably believes that the Company is required by Law to withhold or to make tax payments on behalf of or with respect to any Member or the Company is subjected to tax itself by reason of the status of any Member (including any taxes paid pursuant to Section 6225 of the Code) (“Tax Advances”), the Board may cause the Company to withhold such amounts and cause the Company to make such tax payments as so required. All Tax Advances made on behalf of a Member shall be repaid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Member (including Tax Distributions) or, if such distributions are not sufficient for that purpose, by so reducing distributions upon dissolution of the Company otherwise payable to such Member. For all purposes of this Agreement, such Member shall be treated as having received the amount of the distribution that is equal to the Tax Advance. Each Member hereby agrees, to the fullest extent permitted by applicable Law, to indemnify and hold harmless the Company and the other Members from and against any liability (including, without limitation, any liability for taxes, penalties, additions to tax or interest other than any penalties, additions to tax or interest imposed as a result of the Company’s failure to withhold or make a tax payment on behalf of such Member which withholding or payment is required pursuant to applicable Law, but only to the extent amounts sufficient to pay such taxes were not timely distributed to the Member pursuant to Section 4.01(b)) with respect to income attributable to or distributions or other payments to such Member. To the fullest extent permitted by applicable Law and notwithstanding anything in this Agreement to the contrary, each Member hereby

22 agrees, to the fullest extent permitted by applicable Law, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to Tax or interest) with respect to any such Tax Advance with respect to a Member. The obligation of a Member set forth in this Section 5.07 shall, to the fullest extent permitted applicable Law, survive the withdrawal of a Member from the Company or any Transfer of a Member’s Units. Section 5.08 Tax Matters. For Tax Years beginning on or before December 31, 2017, the Corporation shall act or appoint a “tax matters partner” within the meaning of Section 6231(a)(7) of the Code (prior to amendment by the Partnership Audit Provisions) (the “Tax Matters Partner”). For Tax Years beginning on or after January 1, 2018, the Corporation shall act as or designate a Person to act as the “partnership representative” pursuant to the Partnership Audit Provisions (the “Partnership Representative”) and a “designated individual” within the meaning of Treasury Regulation Section 301.6223-1(b) (the “Designated Individual”); and each such Person shall have the power to exercise any and all rights that it is or may be entitled to exercise in such capacity. The Partnership Representative shall keep the other Members reasonably informed as to any material tax actions, examinations or proceedings relating to the Company and shall submit to the other Members, for their review and comment, any material settlement or compromise offer with respect to any disputed item of income, gain, loss, deduction or credit of the Company. The Members shall cooperate as reasonably requested by the Partnership Representative in connection with any election or decision made by the Partnership Representative acting in that capacity (including by filing amended tax returns and providing information requested). In the event the Company incurs or is required to pay any liability for taxes, interest or penalties pursuant to the Partnership Audit Provisions, then, to the extent such election is in the best interests of the Company and the Members, the Partnership Representative shall cause the Company to make an election under Section 6226 of the Code (a “Section 6226 Election”), if available; provided, however, that the Partnership Representative shall cause the Company to make a Section 6226 Election with respect to all periods subject to the Partnership Audit Provisions prior to the admission of the Corporation as a member of the Company and for the period in which the Corporation is first admitted as a member of the Company. If a Section 6226 Election is made, the Partnership Representative shall provide to the Members the Members’ respective shares of any adjustment to income, gain, loss, deduction or credit (as determined in the notice of final partnership adjustment). If a Section 6226 Election is not available or such election is not in the best interests of the Company and the Members, then: (i) the Partnership Representative shall use reasonable efforts to reduce under Section 6225(c) of the Code any Company-level assessment under the Partnership Audit Provisions to reflect the particular tax status of any Member (or its constituent owners); and (ii) the Members (including any former Member) to whom such liability relates shall, to the fullest extent permitted by applicable Law, indemnify the Company and other Members from and against such liability pursuant to Section 5.07. Section 5.09 Other Allocation Provisions. Certain of the foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. In addition to amendments effected in accordance with Section 11.12 or otherwise in accordance with this Agreement, Sections 5.03, 5.04 and 5.05 (other than Section 5.05(f)) may also, so long as any such amendment does not materially change

23 the relative economic interests of the Members, be amended at any time by the Board if necessary, in the opinion of tax counsel to the Company, to comply with such regulations or any applicable Law; provided that no such amendment that would adversely impact (i) the BL Investors may be made without the prior written consent of the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors may be made without the prior written consent of the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors. ARTICLE VI BOOKS AND RECORDS; REPORTS Section 6.01 Books and Records (a) At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company in accordance with GAAP. (b) Except as limited by Section 6.01(c), each Member shall have the right to receive, for a purpose reasonably related to such Member’s interest as a Member, to the extent necessary and essential to such a purpose, upon reasonable written demand stating the purpose of such demand and at such Member’s own expense: (i) a copy of the Certificate and this Agreement, together with a copy of the executed copies of all powers of attorney pursuant to which the Certificate and this Agreement have been executed; and (ii) promptly after their becoming available, copies of the Company’s U.S. federal income tax returns for the three most recent years (provided, however, that a Member shall not be entitled to receive any Schedule K-1 attributable to any other Member, other than the Corporation, that is a part of the Company’s U.S. federal income tax returns). (c) The Board shall cause to be prepared and filed all necessary federal and state income tax returns for the Company, including making any tax elections. At the Company’s expense, the Board, within 90 days of the close of the Tax Year, shall furnish to each Member that was a Member during such Tax Year a Schedule K-1 and such other tax information reasonably required for federal, state and local income tax reporting purposes. The Company shall provide to each Person that was a Member during the Tax Year (i) by February 15, May 15 and August 15 of such Tax Year, with an estimate of the taxable income, gains, deductions, losses and other items for, respectively, the first, second and third fiscal quarters that such Person will be required to include in its taxable income and (ii) by November 1 of such Tax Year, with an estimate of the taxable income, gains, deductions, losses and other items of such Person to be reflected on the Schedule K-1 of such Person for such Tax Year, with an updated estimate to be delivered by January 31 of the following Tax Year. The Company also shall provide the Members with such other information as may be reasonably requested for purposes of allowing the Members to prepare and file their own tax returns, provided that any costs or expenses with respect to the foregoing shall be borne by the requesting Member.

24 (d) The Board may keep confidential from the Members (other than the Corporation), for such period of time as the Board determines in its sole discretion, (i) any information that the Board reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Board believes is not in the best interests of the Company, could damage the Company or its business or that the Company is required by Law or by agreement with any third party to keep confidential, including without limitation, and to the fullest extent permitted by applicable Law, information as to the Units held by any other Member. With respect to any schedules, annexes or exhibits to this Agreement, to the fullest extent permitted by applicable Law, each Member (other than the Corporation) shall only be entitled to receive and review any such schedules, annexes and exhibits relating to such Member and shall not be entitled to receive or review any schedules, annexes or exhibits relating to any other Member (other than the Corporation). (e) To the fullest extent permitted by applicable Law, the rights to information granted to the Members pursuant to this Agreement shall replace in their entirety any rights to information provided for in Section 18-305(a) of the Act, and each of the Members hereby agrees, to the fullest extent permitted by applicable Law, that they do not have any rights as members of the Company or otherwise to receive any information pursuant to Section 18-305(a) of the Act. ARTICLE VII COMPANY UNITS Section 7.01 Units. Limited liability company interests in the Company shall be represented by Units. As of the Effective Date, the Units are comprised of three Classes: “Class A Units”; “Class B Units”; and “Preferred Units”. The Board in its sole discretion may establish and issue, from time to time in accordance with such procedures as the Board shall determine from time to time, additional Units, in one or more Classes or series of Units, or other Company securities, vested or unvested, at such price, and entitling the Members holding such Class or series of Units to such designations, preferences and relative, participating, optional, special or other rights, powers and duties (which may be senior to those of existing Units, Classes and series of Units or other Company securities), as shall be determined by the Board in its sole discretion, including: (i) the rights of the Members holding such Units to share in Profits and Losses or items thereof; (ii) the rights of the Members holding such Units to share in Company distributions; (iii) the rights of the Members holding such Units upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units (including sinking fund provisions); (v) whether the Members holding such Units have the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which such Units will be issued, evidenced by certificates and Transferred; (vii) the method for determining the Total Percentage Interest as to such Units; (viii) the terms and conditions of the issuance of such Units (including, without limitation, the amount and form of consideration, if any, to be received by the Company in respect thereof, the Board being expressly authorized, in its sole discretion, to cause the Company to issue such Units for less than fair market value); and (ix) the right, if any, of the Members holding such Units to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of the Members

25 holding such Units. The Board in its sole discretion, is authorized (i) to issue Units or other Company securities of any newly established Class or series or any existing Class (vested or unvested) to Members or other Persons, (ii) to amend this Agreement to reflect the creation of any such new Class or series of Units, (iii) to amend or amend and restate the Schedule of Members to reflect the issuance of Units or other Company securities of such Class or series and the admission of any Person who has received Units or other Company securities as a Member and (iv) to effect the combination, subdivision and/or reclassification of outstanding Units or a Class or series of outstanding Units as may be necessary or appropriate to give, economic effect to equity investments in the Company by the Board that are not accompanied by the issuance by the Company to the Board of additional Units and to amend or amend and restate the Schedule of Members accordingly, in each case, without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law. Upon any one or more of (i) the issuance of Units or any other Company securities to any Person, (ii) the admission of any Person as a Member or (iii) the combination, subdivision and/or reclassification of outstanding Units or a Class or series of outstanding Units , in each case, by the Board pursuant to the foregoing provisions of this Section 7.01, the Board shall amend or amend and restate the Schedule of Members to reflect such change without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law. All Members holding Units of a particular Class shall have identical rights in all respects as all other Units of such Class, except in each case as otherwise specified in this Agreement. Section 7.02 Register; Certificates; Legends. (a) The Company shall maintain a schedule of Units, other Company securities and all Members setting forth: (i) the name and address of each Member; (ii) the aggregate number of Units and the aggregate number of each Class or series of Units or other Company securities; (iii) the aggregate number of Units and the aggregate number of each Class or series of Units or other Company securities held by each Member or Assignee; (iv) whether such Units are Unvested Units; and (v) the Capital Contributions made or deemed made by each Member (such schedule, as amended and/or restated in accordance with this Agreement, the “Schedule of Members”). To the fullest extent permitted by applicable Law, the Schedule of Members shall be the definitive record of the ownership of each Unit, including the Class and series thereof, other Company securities and all relevant information with respect to each Member and Assignee. (b) Unless the Board in its sole discretion shall determine otherwise by resolution, Units shall be uncertificated and recorded in the Schedule of Members. (c) If the Board determines by resolution that one or more Classes or series of Units shall be certificated, then the provisions of this Section 7(c) shall apply to such Class or series of Units. Each Unit of such Class or series shall constitute a “security” within the meaning of, and be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8- 102(a)(15) thereof) as in effect from time to time in the State of Delaware and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter

26 substantially includes the 1994 versions of Article 8 thereof as adopted by the American law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 and the Company hereby “opts-in” to such provisions for the purposes of the Uniform Commercial Code. The Company shall maintain books and records for the purposes of registering the Transfer of such Class or series of Units (which records may be the Schedule of Members) and, notwithstanding anything otherwise to the contrary in this Agreement, the Transfer of any Unit of such Class or series shall require the delivery of an endorsed certificate and any Transfer of a Unit of such Class or series shall not be deemed effective until the Transfer is registered on the books and records of the Company (which books and records may be the Schedule of Members). Each Unit of such Class or series shall be represented by a certificate substantially in the form attached hereto and incorporated herein under by reference as Exhibit A (a “Unit Certificate”), and shall bear a legend in substantially the following form: THE SECURITIES PRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FINANCE OF AMERICA EQUITY CAPITAL LLC DATED AS OF DECEMBER 15, 2025, AS AMENDED AND/OR AMENDED AND RESTATED FROM TIME, TO TIME A COPY OF WHICH WILL BE FURNISHED BY FINANCE OF AMERICA EQUITY CAPITAL LLC UPON REQUEST. Notwithstanding anything otherwise to the contrary in this Agreement, to the extent that any provision of this Section 7.02(c) is inconsistent with the non-waivable provisions of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware, the provisions of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware shall control. Section 7.03 Registered Members. The Company shall be entitled to recognize the exclusive right of a Person listed on the Schedule of Members as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act or other applicable Law. ARTICLE VIII VESTING; FORFEITURE OF INTERESTS; TRANSFER RESTRICTIONS Section 8.01 Vesting of Unvested Units. (a) Unvested Units shall vest and shall thereafter be Vested Units for all purposes of this Agreement as agreed to in writing between the Board and the applicable Member and reflected in the Schedule of Members.

27 (b) The Board in its sole discretion may authorize the earlier vesting of all or a portion of Unvested Units owned by any one or more Members at any time and from time to time, and in such event, such Unvested Units shall vest and thereafter be Vested Units for all purposes of this Agreement. Any such determination in the Board’s discretion in respect of Unvested Units shall, to the fullest extent permitted by applicable Law, be final and binding. Such determinations need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. (c) Upon the vesting of any Unvested Units in accordance with this Section 8.01, the Board shall amend or amend and restate the Schedule of Members to reflect such vesting without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or the fullest extent permitted by applicable Law, the Act or any other applicable Law. (d) Upon vesting of Class B Units, the Company shall provide a notice of conversion to each eligible Participant that holds Class B Units and execution of the Class B Unit Agreement shall constitute consent by any Participant that holds Class B Units to a mandatory conversion of Class B Units into Class A Units. Section 8.02 Forfeiture of Units. (a) Except as otherwise agreed to in writing between the Board and the applicable Person and reflected in the Schedule of Members, if a Person that is a Service Provider ceases to be a Service Provider for any reason, all Unvested Units held by such Person (or any Personal Planning Vehicle of such Person), and/or in which such Person (or any Personal Planning Vehicle of such Person) has an indirect interest, as set forth in the Schedule of Members, shall be immediately forfeited without any consideration, and any such Person (or any such Personal Planning Vehicle) shall cease to own or have any rights, directly or indirectly, with respect to such forfeited Unvested Units. (b) Except as otherwise agreed to in writing between the Board and the applicable Person and reflected in the Schedule of Members, if the Board determines in good faith that Cause exists with respect to any Person that is or was at any time a Service Provider, the Units (whether or not vested) held by such Person (or any Personal Planning Vehicle of such Person), and/or in which such Person (or any Personal Planning Vehicle of such Person) has an indirect interest, as set forth in the Schedule of Members, shall be immediately forfeited without any consideration, and any such Person (or any such Personal Planning Vehicle) shall cease to own or have any rights, directly or indirectly, with respect to such forfeited Units. Such determinations need not be uniform and may be made selectively among such Persons, whether or not such Persons are similarly situated, and shall to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. (c) Upon the forfeiture of any Units in accordance with this Section 8.02, such Units shall be cancelled and the Board shall amend or amend and restate the Schedule of

28 Members to reflect such forfeiture and cancellation, without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law. Section 8.03 Member Transfers (a) Except as otherwise agreed to in writing between the Board and the applicable Member and reflected in the Schedule of Members or as otherwise expressly provided in this Article VIII, no Member or Assignee may Transfer (including pursuant to an Exchange Transaction) all or any portion of its Units or other Company securities (or beneficial interest therein) without the prior consent of the Board, which consent may be given or withheld, or made subject to such conditions (including, without limitation, the receipt of such legal opinions and other documents that the Board may require) as are determined by the Board, in each case, in the Board’s sole discretion, and which consent may be in the form of a plan or program entered into or approved by the Board, in its sole discretion. Any such determination in the Board’s discretion in respect of the Transfer of Units or other Company securities shall, to the fullest extent permitted by applicable Law, be final and binding. Such determinations need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. Any purported Transfer of Units that is not in accordance with, or subsequently violates, this Agreement shall be, to the fullest extent permitted by applicable Law, null and void. (b) Notwithstanding the foregoing, the Board shall not unreasonably withhold its prior consent to any Transfer of Units: (i) by will or intestacy; (ii) as a bona fide gift or gifts; (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the Member or Assignee or the immediate family of such Member or Assignee; (iv) to any immediate family member or other dependent of the Member or Assignee; (v) as a distribution to limited partners, members or stockholders of the Member or Assignee; (vi) to the Member’s or Assignee’s Affiliates or to any investment fund or other entity controlled or managed by the Member or Assignee; (vii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under the foregoing clauses (i) through (vi); or (viii) pursuant to an order of a court or regulatory agency to which the Member or Assignee or the Member’s or Assignee’s Unit are subject. (c) Notwithstanding anything otherwise to the contrary in this Section 8.03, without the consent of the Board or any other Person, each Member that is a Principal Stockholder may Transfer or otherwise create an Encumbrance with respect to all or any portion of its Units in a Transfer not in violation of Section 8.06(b). (d) Notwithstanding anything otherwise to the contrary in this Section 8.03, each Member may Transfer Vested Units that are vested as of the date of such Exchange Transaction in an Exchange Transaction pursuant to, and in accordance with, the Exchange Agreement, including, for clarity, that in the case of any Member other than a Principal Stockholder, such Exchange Transaction shall be effected in compliance with reasonable policies

29 that the Board may adopt or promulgate from time to time (including policies requiring the use of designated administrators or brokers) in its sole discretion. (e) Notwithstanding anything otherwise to the contrary in this Section 8.03, the Board may implement policies and procedures to permit the Transfer of Units by the Members for personal planning purposes and any such Transfer effected in compliance with such policies and procedures shall not require the prior consent of the Board. (f) Exchange of the Class A Units (received pursuant to the Class B Unit Agreement) for Class A Common Stock of the Corporation, shall be governed by this Agreement and independent of any exchanges under the Exchange Agreement. For the avoidance of doubt, execution of the Class B Unit Agreement shall constitute consent by the Company (as authorized by the Board) to a Holder’s right to exchange Class A Units for Class A Common Stock of the Corporation in connection with consummation of the Change in Control (as defined in the Incentive Plan) and such an Exchange Transaction will constitute a permissible Transfer under this Section 8.03. To participate in a Change in Control transaction, as applicable, each eligible Participant that is to receive Class A Units upon the aforementioned conversion may provide the Company with a notice requesting exchange within five business days of receiving notice from the Company of the aforementioned conversion of Class B Units into Class A Units. A Holder that fails to provide such notice will retain Class A Units, subject to the terms of this Agreement and the Class B Unit Agreement. Section 8.04 Mandatory Exchanges. The Board may in its sole discretion at any time and from time to time, without the consent of any Member or other Person, cause to be Transferred in an Exchange Transaction any and all Units, other than Units held by a Principal Stockholder at the time in question and/or a Person that is wholly-owned, directly or indirectly, as reflected in the Schedule of Members by Principal Stockholders at the time in question. Any such determinations by the Board need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. In addition, the Board may, with the consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors, (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors and (iii) Members whose Vested Percentage Interests exceed 66 2/3% of the Vested Percentage Interests of all Members in the aggregate, require all Members to Transfer in an Exchange Transaction all Units held by them. For the avoidance of doubt, any exchange pursuant to this Section 8.04 shall be treated as an Exchange pursuant to the Tax Receivable Agreements. Section 8.05 Encumbrances. Except as otherwise provided in this Agreement, no Member or Assignee may create an Encumbrance with respect to all or any portion of its Units or other Company securities (or any beneficial interest therein) other than Encumbrances that run in favor of the Member unless the Board consents in writing thereto, which consent may be given or withheld, or made subject to such conditions as are determined by the Board, in the Board’s sole discretion. Consent of the Board pursuant to the foregoing sentence shall be withheld until the holder of the Encumbrance acknowledges the terms and conditions of this

30 Agreement. Any purported Encumbrance that is not in accordance with this Agreement shall be, to the fullest extent permitted by applicable Law, null and void. Section 8.06 Further Restrictions. (a) Notwithstanding any contrary provision in this Agreement, the Board may impose such additional vesting requirements, forfeiture provisions, Transfer restrictions, minimum retained ownership requirements or other similar provisions with respect to any Units that are outstanding as of the Effective Date or any Units or other Company securities that are created thereafter, with the written consent of the holder of such Units or other Company securities. Such requirements, provisions and restrictions need not be uniform and may be waived or released by the Board in its sole discretion with respect to all or a portion of the Units or other Company securities owned by such holder at any time and from time to time, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. (b) Notwithstanding any contrary provision in this Agreement, in no event may any Transfer of a Unit or other Company securities be made by any Member or Assignee if the Board determines that: (i) such Transfer is made to any Person who lacks the legal right, power or capacity to own such Unit or other Company securities; (ii) such Transfer would require the registration of such transferred Unit or of any Class or series of Units or other Company securities pursuant to any applicable U.S. federal or state securities laws (including, without limitation, the Securities Act or the Exchange Act) or other non-U.S. securities laws (including Canadian provincial or territorial securities laws) or would constitute a non-exempt distribution pursuant to applicable provincial or state securities laws; (iii) such Transfer would cause (i) all or any portion of the assets of the Company to (A) constitute “plan assets” (under ERISA, the Code or any applicable Similar Law) of any existing or contemplated Member, or (B) be subject to the provisions of ERISA, Section 4975 of the Code or any applicable Similar Law, or (ii) the Corporation, the Board or any Manager to become a fiduciary with respect to any existing or contemplated Member, pursuant to ERISA, any applicable Similar Law, or otherwise; (iv) to the extent requested by the Board, the Company does not receive such legal and/or tax opinions and written instruments (including, without limitation, copies of any instruments of Transfer and any instruments reflecting such Assignee’s agreement to be bound by this Agreement as an Assignee) that are in a form satisfactory to the Board, as determined in the Board’s sole discretion; provided that no such legal and/or tax opinions shall be required for a Transfer by a Principal Stockholder; or (v) the Board shall determine in its sole discretion that such Transfer would pose a material risk that the Company would be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.

31 (c) In addition, notwithstanding any contrary provision in this Agreement, to the extent the Board shall determine in good faith that additional restrictions on Transfers are necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Board may impose such additional restrictions on Transfers as the Board has determined in good faith to be so necessary or advisable; provided that prior notice of such additional restrictions on transfer is provided to all Members and Assignees. (d) To the fullest extent permitted by applicable Law, any Transfer in violation of this Article VIII shall be deemed null and void ab initio and of no effect. Section 8.07 Rights of Assignees. Subject to Section 8.06(b), the Transferee of any permitted Transfer pursuant to this Article VIII will be an assignee only (“Assignee”), and only will receive, to the extent transferred, the distributions and allocations of income, gain, loss, deduction, credit or similar item to which the Member which transferred its Units would be entitled, and such Assignee will not be entitled or enabled to exercise any other rights or powers of a Member, such other rights, and all obligations relating to, or in connection with, such interest remaining with the transferring Member. The transferring Member will remain a Member even if it has transferred all of its Units to one or more Assignees until such time as the Assignee(s) is admitted to the Company as a Member pursuant to Section 8.09. Income, loss and other Company items shall be allocated between the transferor and the Assignee according to Code Section 706 as determined by the Board. Section 8.08 Admission of Assignees as Substitute Members. An Assignee will become a substitute Member only if and when each of the following conditions is satisfied: (a) the Board consents in writing to such admission, which consent may be given or withheld, or made subject to such conditions as are determined by the Board, in each case, in the Board’s sole discretion; (b) if required by the Board, the Board receives written instruments (including, without limitation, copies of any instruments of Transfer and an instrument evidencing such Assignee’s agreement to be bound by this Agreement as a substitute member of the Company) that are in a form satisfactory to the Board (as determined in its sole discretion); (c) if required by the Board, the Board receives an opinion of counsel satisfactory to the Board to the effect that such Transfer is in compliance with this Agreement and all applicable Laws; provided that no such opinion of counsel shall be required for a Transfer by a Principal Stockholder; and (d) if required by the Board, the parties to the Transfer, or any one of them, pays all of the Company’s reasonable expenses connected with such Transfer (including, but not limited to, the reasonable legal and accounting fees of the Company); provided that no Principal Stockholder shall be required to pay the Company’s reasonable expenses connected with a Transfer by such Principal Stockholder. Section 8.09 Resignation Members. If a Member (other than the Corporation) ceases to hold any Units, including as a result of a forfeiture of Units pursuant to Section 8.02, then such Member shall cease to be a Member and to have the power to exercise any rights or powers of a

32 member of the Company, and shall be deemed to have resigned from the Company. Notwithstanding anything to the contrary contained in the Act, unless otherwise specifically agreed to by the Corporation, if the Corporation does not hold or ceases to hold any Units, it shall remain a Member. Except as otherwise provided in Article IX or the Act, to the fullest extent permitted by applicable Law, no admission, substitution, or resignation of a Member will cause the dissolution of the Company. To the fullest extent permitted by Law, any purported admission or resignation of a Member that is not in accordance with this Agreement shall be null and void. Section 8.10 Applicability of Certain Provisions to the Principal Stockholders. Notwithstanding anything otherwise to the contrary, Sections 8.01, 8.02 and 8.06(a) are not applicable to any Units held by a Principal Stockholder or in which a Principal Stockholder has an indirect interest as set forth in the Schedule of Members. ARTICLE IX DISSOLUTION, LIQUIDATION AND TERMINATION Section 9.01 No Dissolution. Except as required by the Act, the Company shall not be dissolved by the admission of additional Members or resignation of Members in accordance with the terms of this Agreement. The Company may be dissolved, liquidated, wound up and terminated only pursuant to the provisions of this Article IX, and the Members hereby irrevocably waive to the fullest extent permitted by applicable Law, any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company assets. Section 9.02 Events Causing Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the first to occur of any of the following events (each, a “Dissolution Event”): (a) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act; (b) the written consent of all Members; (c) at any time there are no Members, unless the Company is continued in accordance with the Act; or (d) the determination of the Board in its sole discretion; provided that in the event of the Company’s dissolution pursuant to this clause (d), the relative economic rights of the Members holding each Class or series of Units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to distributions made to Members pursuant to Section 9.03 in connection with the winding up of the Company, taking into consideration tax and other legal constraints that may adversely affect Members holding one or more Classes or series of Units and subject to compliance with applicable Laws, unless, and to the extent that, with respect to the Members holding any Class or series of Units, the Members holding of not less than 90% of the Units of such Class or series consent in writing to a treatment other than as described above.

33 Section 9.03 Distribution upon Dissolution. Upon dissolution, the Company shall not be terminated and shall continue until the winding up of the affairs of the Company is completed. Upon the winding up of the Company, the Board, or any other Person designated by the Board, shall act as the liquidating trustee (the “Liquidation Agent”), shall take full account of the assets and liabilities of the Company and shall, unless the Liquidation Agent determines otherwise, liquidate the assets of the Company as promptly as is consistent with obtaining the fair value thereof. During the winding up of the Company, the assets of the Company shall, except as may be otherwise required by the Act, be applied and distributed in the following order: (a) First, to the satisfaction of debts and liabilities of the Company (including satisfaction of all indebtedness to Members and/or their Affiliates to the extent otherwise permitted by applicable Law) including the expenses of liquidation, and including the establishment of any reserve which the Liquidation Agent shall deem reasonably necessary for any contingent, conditional or unmatured contractual liabilities or obligations of the Company (“Contingencies”), which such reserve may be paid over by the Liquidation Agent to any attorney-at-law, or acceptable party, as escrow agent, to be held for disbursement in payment of any Contingencies and, at the expiration of such period as shall be deemed advisable by the Liquidation Agent for distribution of the balance in the manner hereinafter provided in this Section 9.03; and (b) The balance, if any, to the Members, shall, subject to the provisions of the applicable Certificate of Designations with respect to any Preferred Units, be distributed in accordance with Section 4.01(a). Section 9.04 Time for Liquidation. A reasonable amount of time shall be allowed for the orderly winding up of the Company and the payment or reasonable provision for the payment of all claims and obligations of the Company. Section 9.05 Termination. The Company shall terminate when all of the assets of the Company, after payment or reasonable provision for the payment of all claims and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article IX, and the Certificate shall have been cancelled in the manner required by the Act. Section 9.06 Claims of the Members. The Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment or reasonable provision for the payment of all claims and obligations of the Company are insufficient to return such Capital Contributions, the Members shall, to the fullest extent permitted by applicable Law, have no recourse against the Company or any other Member or any other Person. No Member with a negative balance in such Member’s Capital Account shall have any obligation to the Company or to the other Members or to any creditor or other Person to restore such negative balance during the existence of the Company, upon dissolution or winding up of the Company or otherwise, except to the extent required by the Act. Section 9.07 Survival of Certain Provisions. Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5.07, 11.09 and 11.10 shall, to the fullest extent permitted by applicable Law, survive the termination of the Company.

34 ARTICLE X LIABILITY AND INDEMNIFICATION Section 10.01 Liability of Members and Managers (a) No Member and no Affiliate, manager, member, director, employee or agent of a Member shall be liable for any debt, obligation or liability of the Company or of any other Member or have any obligation to restore any deficit balance in its Capital Account solely by reason of being a Member, except to the extent required by the Act. No Manager shall be liable for any debt, obligation or liability of the Company solely by reason of being a manager of the Company. (b) This Agreement is not intended to, and does not, create or impose any duty (including any fiduciary duty) on any of the Members or on their respective Affiliates. Further, notwithstanding anything otherwise to the contrary in this Agreement or any duty otherwise existing at law or in equity, no Member shall, to the fullest extent permitted by applicable Law, have duties (including fiduciary duties) to the Company, any other Member or any other Person that is a party to or is otherwise bound by this Agreement; provided, however, that each Member shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing. (c) Notwithstanding anything otherwise to the contrary in this Agreement to the extent that, at law or in equity, any Member has liabilities relating thereto to the Company, any other Member or any other Person who is a party to or is otherwise bound by this Agreement, any Member acting under this Agreement shall not be liable to the Company, any other Member or any other Person who is a party to or is otherwise bound by this Agreement, for such Member’s good faith reliance on the provisions of this Agreement. (d) The provisions of this Section 10.01, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of any Member otherwise existing at law or in equity, are agreed by the Company, the Members and any other Person who is a party to or is otherwise bound by this Agreement to replace such other duties and liabilities of the Members relating thereto to the fullest extent permitted by applicable Law. Section 10.02 Duties, Liability and Outside Activities of the Corporation, the Managers and Officers. (a) Notwithstanding anything otherwise to the contrary in this Agreement or any duty otherwise existing at law or in equity, none of the Corporation, any Manager or any Officer shall, to the fullest extent permitted by applicable Law, have duties (including fiduciary duties) to the Company, any Member, any other Manager, any Officer, or any other Person that is a party to or is otherwise bound by this Agreement; provided, however, that the Corporation and each Manager and Officer shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing. In furtherance, but not in limitation, of the foregoing sentence, whenever in this Agreement the Corporation, a Manager, or the Board collectively, is permitted or required to make a decision in its “sole discretion” or “discretion” or

35 under a grant of similar authority or latitude, the Corporation or such Manager or the Board, as applicable, shall be entitled to consider only such interests and factors as it desires, including its own interests or the interests of its stockholders or, in the case of the Board or the Managers, the interests of the Corporation and the Corporation’s stockholders, and shall, to the fullest extent permitted by applicable Law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company, any Member, any other Manager, any Officer, or any other Person that is a party to or is otherwise bound by this Agreement. (b) Notwithstanding anything otherwise to the contrary in this Agreement to the extent that, at law or in equity, the Corporation, any Manager or any Officer has liabilities relating thereto to the Company, any Member or to any other Person who is a party to or is otherwise bound by this Agreement, the Corporation, any such Manager and any such Officer acting under this Agreement shall not be liable to the Company, any Member or any other Person who is a party to or is otherwise bound by this Agreement, for its good faith reliance on the provisions of this Agreement. (c) Notwithstanding anything otherwise to the contrary contained in this Agreement, the Corporation, each Manager and each Officer shall be fully protected relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any Member or Manager, the Liquidation Agent, any Officer or any employee of the Company, or by any other Persons as to matters the Corporation, such Manager or such Officer reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets available for distribution to the Members or creditors. (d) The foregoing provisions of this Section 10.02, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of the Corporation, the Managers or any Officer otherwise existing at law or in equity, are agreed by the Company, the Members and any other Person that is a party to or is otherwise bound by this Agreement, to replace such other duties and liabilities of the Corporation, the Managers and any Officer relating thereto, to the fullest extent permitted by applicable Law. Section 10.03 Indemnification. (a) Indemnification. To the fullest extent permitted by applicable Law, as the same exists or hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such Law permitted the Company to provide prior to such amendment), the Company shall indemnify any Indemnitee who was or is made or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (hereinafter a “Proceeding”), including appeals, by reason of his or her or its status as an Indemnitee or by reason of any action alleged to have been taken or omitted to be taken by Indemnitee in such capacity, for and against all loss and liability suffered and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such Indemnitee in connection with such action, suit or proceeding, including appeals; provided, that such Indemnitee shall not be entitled to be

36 indemnified hereunder to the extent that such Indemnitee’s conduct constituted fraud, willful misconduct or a bad faith violation of the implied contractual covenant of good faith and fair dealing. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.03(c), the Company shall be required to indemnify an Indemnitee in connection with any Proceeding (or part thereof) (i) commenced by such Indemnitee, only if the commencement of such Proceeding (or part thereof) by such Indemnitee was authorized by the Board, and (ii) by or in the right of the Company, only if the Board has provided its prior written consent. The indemnification of an Indemnitee of the type identified in clause (d) of the definition of Indemnitee shall be secondary to any and all indemnification to which such Indemnitee is entitled from the relevant other Person (including any payment made to such Indemnitee under any insurance policy issued to or for the benefit of such Person or Indemnitee) (the “Primary Indemnification”), and shall only be required be paid to the extent the Primary Indemnification is not paid and/or does not provide coverage (e.g., a self-insured retention amount under an insurance policy). No such other Person shall be entitled to contribution or indemnification from or subrogation against the Company. The indemnification of any other Indemnitee shall, to the extent not in conflict with such policy, be secondary to any and all payment to which such Indemnitee is entitled from any relevant insurance policy issued to or for the benefit of the Company or any Indemnitee. For the avoidance of doubt, this Agreement shall not adversely affect the indemnification and advancement rights provided pursuant to the Existing Agreement in favor of any Person relating to Proceedings arising out of actions or omissions occurring in whole or in part prior to the Effective Date. (b) Advancement of Expenses. To the fullest extent permitted by applicable Law, the Company shall promptly pay reasonable expenses (including attorneys’ fees) incurred by any Indemnitee in appearing at, participating in or defending any Proceeding in advance of the final disposition of such Proceeding, including appeals, upon presentation of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Section 10.03 or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.03(c), the Company shall be required to pay expenses of an Indemnitee in connection with any Proceeding (or part thereof) (i) commenced by such Indemnitee, only if the commencement of such Proceeding (or part thereof) by such Indemnitee was authorized by the Board and (ii) by or in the right of the Company, only if the Board has provided its prior written consent. (c) Unpaid Claims. If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses, as applicable, under this Section 10.03 is not paid in full within thirty (30) days after a written claim therefor by any Indemnitee (and, if applicable, on undertaking to repay) has been received by the Company, such Indemnitee may file proceedings to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable Law. (d) Insurance. (1) To the fullest extent permitted by applicable Law, the Company may purchase and maintain insurance on behalf of any person described in Section 10.03(a) against any liability asserted against such person, whether or not the Company would

37 have the power to indemnify such person against such liability under the provisions of this Section 10.03 or otherwise. (i) In the event of any payment by the Company under this Section 10.03, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee from any relevant other Person or under any insurance policy issued to or for the benefit of the Company, such relevant other Person, or any Indemnitee. Each Indemnitee agrees to execute all papers required and take all action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce any such rights in accordance with the terms of such insurance policy or other relevant document. The Company shall pay or reimburse all expenses actually and reasonably incurred by the Indemnitee in connection with such subrogation. (ii) The Company shall not be liable under this Section 10.03 to make any payment of amounts otherwise indemnifiable under this Section 10.03 (including, but not limited to, judgments, fines and amounts paid in settlement, and excise taxes with respect to an employee benefit plan or penalties) if and to the extent that the applicable Indemnitee has otherwise actually received such payment under this Section 10.03 or any insurance policy, contract, agreement or otherwise. (e) Non-Exclusivity of Rights. The provisions of this Section 10.03 shall be applicable to all Proceedings made or commenced after the Effective Date, whether arising from acts or omissions to act occurring before or after the Effective Date. The provisions of this Section 10.03 shall be deemed to be a contract between the Company and each Indemnitee (or legal representative thereof) who serves in such capacity at any time while this Section 10.03 and the relevant provisions of applicable Law, if any, are in effect, and any amendment, modification or repeal hereof shall not affect any rights or obligations then existing with respect to any state of facts or Proceeding then or theretofore existing, or any Proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Section 10.03 shall be found to be invalid or limited in application by reason of any law or regulation, it shall, to the fullest extent permitted by applicable Law, not affect the validity of the remaining provisions hereof. The rights of indemnification and advancement of expenses provided in this Section 10.03 shall neither be exclusive of, nor be deemed in limitation of, any rights to which any Indemnitee may otherwise be or become entitled or permitted by contract, this Agreement or as a matter of Law, both as to actions in such Indemnitee’s official capacity and actions in any other capacity, it being the policy of the Company that indemnification of and advancement of expenses of any Indemnitee shall be made to the fullest extent permitted by applicable Law. For purposes of this Section 10.03, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, Manager, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, Manager, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

38 This Section 10.03 shall not limit the right of the Company, to the extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 10.03(a). ARTICLE XI MISCELLANEOUS Section 11.01 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision of the Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. Section 11.02 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service (delivery receipt requested), by fax, by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.02): (a) If to the Company, to: Finance of America Equity Capital LLC 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attention: Lauren Richmond, Chief Legal Officer, General Counsel & Secretary Email: larichmond@financeofamerica.com (b) If to any Member other than the Corporation, to such Member at the address of such Member as contained in the Company’s records, reflecting information provided by such Member. (c) If to the Corporation, to: Finance of America Companies Inc. 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attention: Lauren Richmond, Chief Legal Officer, General Counsel & Secretary Email: larichmond@financeofamerica.com

39 Section 11.03 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by applicable Law. Section 11.04 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns. Section 11.05 Interpretation. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. Unless otherwise specified, all references herein to “Articles,” “Sections” and paragraphs shall refer to corresponding provisions of this Agreement. Each party hereto acknowledges and agrees that the parties hereto have participated collectively in the negotiation and drafting of this Agreement and that he or she or it has had the opportunity to draft, review and edit the language of this Agreement; accordingly, it is the intention of the parties that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereby waive, to the fullest extent permitted by applicable Law, the benefit of any rule of law or any legal decision that would require that in cases of uncertainty, the language of a contract should be interpreted most strongly against the party who drafted such language. Section 11.06 Counterparts. This Agreement may be executed and delivered (including by email or facsimile transmission of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 11.06. Section 11.07 Further Assurances. The Corporation, each Member and each other Person that is a party to or otherwise bound by this Agreement shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Section 11.08 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, pertaining thereto (including, without limitation, the Existing Agreement). Section 11.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to its principles of conflicts of laws. Section 11.10 Submission to Jurisdiction; Waiver of Jury Trial.

40 (a) Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any Person that is a party to or is otherwise bound by this Agreement or such Person’s successors or permitted assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware, or, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. To the fullest extent permitted by applicable Law, each Person that is a party to or is otherwise bound by this Agreement hereby (i) irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgement in respect of this Agreement and the rights and obligations arising hereunder, in any court other than the aforesaid courts, (ii) irrevocably consents to service of process in any such dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 12.02 and (iii) irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such dispute (A) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 11.10, (B) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) or (C) any objection which such party may now or hereafter have (x) to the laying of venue of any such dispute brought in the courts referred to above, (y) that such action brought in any such court has been brought in an inconvenient forum and (z) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts. (b) To the extent that any Person that is a party to or is otherwise bound by this Agreement has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such Person’s property, to the fullest extent permitted by applicable Law, each such Person hereby irrevocably waives such immunity in respect of such Person’s obligations with respect to this Agreement. (A) EACH PERSON THAT IS A PARTY TO OR OTHERWISE BOUND BY THIS AGREEMENT ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. EACH PERSON THAT IS A PARTY TO

41 OR IS OTHERWISE BOUND BY THIS AGREEMENT INTENDS THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708. (B) EACH PERSON THAT IS A PARTY TO OR OTHERWISE BOUND BY THIS AGREEMENT FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE VALIDITY, NEGOTIATION, EXECUTION, INTERPRETATION, PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER. Section 11.11 Expenses. Except as otherwise specified in this Agreement, the Company shall be responsible for all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the Members and the Company in connection with the preparation, negotiation, and operation of this Agreement. Section 11.12 Amendments and Waivers (a) This Agreement (including the exhibits and schedules hereto) may be amended, supplemented, waived or modified with the affirmative consent or approval of the Board in its sole discretion without the approval of any Member or other Person; provided that for so long as the Principal Stockholders collectively own, in the aggregate, at least 5% of the outstanding Class A Units, the prior written consent of the Principal Stockholders holding a majority of the then outstanding Class A Units held by all of the Principal Stockholders will be required for any amendment, supplement, waiver or modification of this Agreement, including any amendment, supplement, waiver or modification that may occur as a result of merger, consolidation, combination or conversion of the Company; provided that no amendment may materially and adversely affect the rights of a holder of Units, as such, other than on a pro rata basis with other holders of Units of the same Class without the consent of such holder (or, if there is more than one such holder that is so affected, without the consent of a majority in interest of such affected holders in accordance with their holdings of such Class of Units); provided further, that notwithstanding the foregoing, the Board may, without the written consent of any Member or any other Person, amend, supplement, waive or modify any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the Board determines in its sole discretion to be necessary or appropriate in connection with the creation, authorization or issuance of Units or any Class or series of Units or other Company securities or Unit combinations or subdivisions, in each case, pursuant to Section 7.01; (2) amend or amend and restate the Schedule of Members to reflect the admission, substitution or resignation of Members in accordance with this Agreement, including pursuant to

42 Section 2.08, Section 7.01 and Section 8.09; (3) amend, supplement or modify this Agreement to reflect a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company, in each case, made by the Board in accordance with this Agreement; (4) amend, supplement, waive or modify this Agreement or the Schedule of Members if the Board determines in its sole discretion such amendment, supplement, waiver or modification to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation; (5) amend, supplement, waive or modify Sections 5.03, 5.04 and 5.05 solely to the extent permitted pursuant to Section 5.09; (6) amend, supplement or modify this Agreement to reflect a change in the Fiscal Year or Tax Year of the Company and any other changes that the Board determines to be necessary or appropriate as a result of a change in the Fiscal Year or Tax Year of the Company including a change in the dates on which distributions are to be made by the Company; and/or (7) any amendment, supplement, waiver or modification that the Board determines in its sole discretion to be necessary or appropriate in order to provide that the business, property and affairs of the Company be managed by or under the sole, absolute and exclusive direction of the Corporation, as the sole “manager” of the Company rather than by the Board; provided further, that notwithstanding the foregoing, no amendment, including any amendment effected by way of merger, consolidation or transfer of all or substantially all the assets of the Company, may adversely affect the rights of (i) the BL Investors without the consent of the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors or (ii) the Blackstone Investors without the consent of the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors. Any amendment, supplement, waiver or modification of this Agreement or the Schedule of Members that has been approved in accordance with this Agreement, shall be adopted and effective with respect to all Persons that are parties to or otherwise bound by this Agreement. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any Member or other Person, any amendment, supplement, waiver or modification to this Agreement may be implemented and reflected in a writing executed solely by the Board, and the other Persons that are parties to or otherwise bound by this Agreement shall be deemed a party to and bound by such amendment, supplement, waiver or modification. (b) No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law. (c) Notwithstanding the foregoing, the Board may, in its sole discretion, unilaterally amend this Agreement on or before the effective date of the final regulations to provide for (i) the election of a safe harbor under Proposed Treasury Regulation Section 1.83- 3(l) (or any similar provision) under which the fair market value of a Company interest (or interest in an entity treated as a partnership for U.S. federal income tax purposes) that is transferred is treated as being equal to the liquidation value of that interest, (ii) an agreement by the Company and each of its Members to comply with all of the requirements set forth in such regulations and Notice 2005-43 (and any other guidance provided by the Internal Revenue Service with respect to such election) with respect to all Company interests (or interest in an

43 entity treated as a partnership for U.S. federal income tax purposes) transferred in connection with the performance of services while the election remains effective, and (iii) the allocation of items of income, gains, deductions and losses required by the final regulations similar to Proposed Treasury Regulation Section 1.704-1(b)(4)(xii)(b) and (c), 1.704-1(b)(2)(iv)(b)(1) and any other related amendments. (d) Except as may be otherwise required by applicable Law in connection with the winding up, liquidation, or dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for judicial accounting or for partition of any of the Company’s property. Section 11.13 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Persons that are parties to or are otherwise bound by this Agreement and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than any Indemnitee pursuant to Section 10.03) provided, however, that (i) each Manager and Officer and each employee, officer, director, agent or indemnitee of any Person who is bound by this Agreement or its Affiliates is an intended third party beneficiary of Section 11.10 and shall be entitled to enforce its rights thereunder and (ii) the Corporation, whether or not then a Member, is an intended third party beneficiary of and shall be entitled to enforce its rights under this Agreement. Section 11.14 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof. Section 11.15 Power of Attorney. Each Member, by its execution hereof, hereby makes, constitutes and appoints each Manager as its true and lawful agent and attorney in fact, with full power of substitution and re-substitution and full power and authority in its name, place and stead, to the same extent and with the same effect as such Member would or could do under applicable Law, to make, execute, sign, acknowledge, swear to, record and file: (a) this Agreement and any amendment to this Agreement that has been consented to and adopted as herein provided; (b) all amendments to the Certificate required or permitted by applicable Law or the provisions of this Agreement; (c) all certificates and other instruments (including consents and ratifications which the Members have agreed to provide upon a matter receiving the agreed support of Members) deemed advisable by the Board to carry out the provisions of this Agreement and applicable Law or to permit the Company to become or to continue as a limited liability company or entity wherein the Members have limited liability in each jurisdiction where the Company may be doing business; (d) all instruments that the Board deems appropriate to reflect a change or modification of this Agreement or the Company in accordance with this Agreement, including, without limitation, the admission of additional Members or substituted Members pursuant to the provisions of this Agreement; (e) all conveyances and other instruments or papers deemed advisable by the Board to effect the liquidation and termination of the Company; and (f) all fictitious or assumed name certificates required or permitted (in light of the Company’s activities) to be filed on behalf of the Company.

44 Section 11.16 Separate Agreements; Schedules. Notwithstanding any other provision of this Agreement, including Section 11.12, with the prior consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors, the Board in its sole discretion may, or may cause the Company to, without the approval of any other Member or other Person, enter into separate subscription, letter or other agreements with individual Members with respect to any matter, which have the effect of establishing rights under, or altering, supplementing or amending the terms of, this Agreement. The parties hereto agree that any terms contained in any such separate agreement shall govern with respect to such Member(s) party thereto notwithstanding the provisions of this Agreement. The Board in its sole discretion may from time to time execute and deliver to the Members schedules which set forth information contained in the books and records of the Company and any other matters deemed appropriate by the Board. Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever. Notwithstanding anything to the contrary, solely for U.S. federal income tax purposes, this Agreement, the Exchange Agreement, the Tax Receivable Agreements and any other separate agreement described in this Section 11.16 shall constitute a “partnership agreement” within the meaning of Section 706(c) of the Code. Section 11.17 Partnership Status. The Members intend to treat the Company as a partnership for U.S. federal income tax purposes and notwithstanding anything to the contrary herein, no election to the contrary shall be made. For U.S. federal income tax purposes, the Company shall be treated as a continuation of UFG Global LLC. Section 11.18 Delivery by Facsimile or Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, e-mail with scan or facsimile attachment, or electronic signature and electronic transmission shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Person that is a party to or is otherwise bound by this Agreement or to any such agreement or instrument shall raise the use of a facsimile machine or email or electronic signature or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, email or otherwise electronically as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense. [Remainder of Page Intentionally Left Blank]

[Signature Page – Second A&R LLCA of Finance of America Equity Capital LLC] IN WITNESS WHEREOF, I hereby certify that the foregoing Agreement was duly adopted by the Board as of the date set forth above. By: _/s/ Lauren Richmond____________________ Name: Lauren Richmond Title: Chief Legal Officer, General Counsel & Secretary

EXHIBIT A Form of Unit Certificate Certificate Number ____ ______ [Class A][Class B][Series A Preferred] Units FINANCE OF AMERICA EQUITY CAPITAL LLC, a Delaware limited liability company (the “Company”), hereby certifies that ________________ (the “Holder”) is the registered owner of the number of [Class A][Class B][Series A Preferred] Units constituting limited liability company interests in the Company (the “Units”) set forth on this certificate. THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE UNITS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE UNITS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, DATED AS OF DECEMBER 15, 2025, AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”). THE TRANSFER OF THIS CERTIFICATE AND THE UNITS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT. By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Units evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement. The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business. The Company maintains books and records for the purpose of registering the transfer of Units. Each Unit shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by _______________________ its ______________________ as of the date set forth below. Dated: _____________ __, 20 Name: Title:

REVERSE SIDE OF CERTIFICATE FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________ [print or typewrite the name of the transferee], _____________________ [insert Social Security Number or other taxpayer identification number of transferee], the following number of Units: __________________________ [identify number of Units being transferred], and irrevocably constitutes and appoints _____________________ as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises. Dated: ___________ ___, 20 Signature: _________________________ (Transferor) Address: ____________________________

48 EXHIBIT B Form of Class B Unit Agreement

1 FORM OF CLASS B UNIT AGREEMENT UNDER THE FINANCE OF AMERICA COMPANIES INC. 2021 OMNIBUS INCENTIVE PLAN Pursuant to the Class B Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Class B Unit Agreement (this “Class B Unit Agreement”), the Finance of America Companies Inc. 2021 Omnibus Incentive Plan, as it may be amended and/or restated from time to time (the “Plan”), the Amended and Restated Limited Liability Company Agreement (as amended by Amendment No. 1, dated as of November 12, 2025, the “LLC Agreement”) of Finance of America Equity Capital LLC (“FoA LLC”), Finance of America Companies Inc., a Delaware corporation (the “Company”), FoA LLC and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. 1. LLC Agreement. Each of the Participant and the Company agrees that the Incentive Units (as defined below) issued to the Participant hereunder have been issued in connection with, and as a part of, the compensation and incentive arrangements between the Company and the Participant and pursuant to the terms and conditions of this Class B Unit Agreement, the Plan, and the LLC Agreement. The Participant’s execution of the Grant Notice shall be deemed to constitute the Participant’s agreement to be bound by the terms and conditions contained in the LLC Agreement with respect to the Class B Units of FoA LLC granted hereunder. 2. Grant of Class B Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Class B Units of FoA LLC provided in the Grant Notice (such units, the “Incentive Units”). The Company may make one or more additional grants of Class B Units to the Participant under this Class B Unit Agreement by providing the Participant with a new grant notice, which may also include any terms and conditions differing from this Class B Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Class B Units hereunder and makes no implied promise to grant additional Class B Units. 3. Vesting. Subject to the conditions contained herein and in the Plan, the Incentive Units shall vest as provided in the Grant Notice. 4. Exchange of Class A Units for Shares of Common Stock. Upon vesting and converting into Class A Units of FoA LLC (“Class A Units”), each such Class A Unit, will be exchangeable for a share of Common Stock on a 1:1 basis on the Vesting Date, at the election of the Participant and in accordance with the terms of the LLC Agreement. For the avoidance of doubt, any fractional Class A Units will be aggregated and rounded down to the nearest whole Class A Unit. Notwithstanding anything in this Class B Unit Agreement or the LLC Agreement to the contrary, the Company shall have no obligation to issue or transfer any LLC Units (or, following any exchange of such LLC Units, shares of Common Stock) as contemplated by this Class B Unit Agreement, unless and until such issuance or transfer complies with all relevant provisions of law and the requirements of any stock exchange on which the Company’s shares of Common Stock are listed for trading.

2 5. Treatment of Incentive Units Upon Termination. All unvested Incentive Units shall automatically be cancelled for no consideration upon a Participant’s Termination (other than a “Good Leaver Termination,” as set forth in the Grant Notice). In addition, and notwithstanding anything otherwise to the contrary, in the event of a Participant’s Termination for Cause, all Incentive Units (whether vested or unvested) held by Participant, and any securities acquired by Participant upon the conversion or exchange of such Incentive Units, shall be cancelled for no consideration. 6. Tax Treatment; 83(b) Election. (a) Tax Treatment. The Company intends that (a) the Incentive Units issued pursuant to this Class B Unit Agreement be treated as “profits interests” within the meaning of the Code, Treasury Regulations promulgated thereunder, and any published guidance by the Internal Revenue Service with respect thereto, including, without limitation, Internal Revenue Service Revenue Procedure 93-27, as clarified by Internal Revenue Service Revenue Procedure 2001-43, (b) the issuance of such interests not be a taxable event to the Company or the Participant as provided in such Revenue Procedure, and (c) the LLC Agreement, the Plan and this Class B Unit Agreement be interpreted, construed and administered consistently with such intent. (b) 83(b) Election. Within 30 days after the date the Incentive Units are issued to the Participant, if the Participant is subject to United States federal income tax, the Participant will make an effective election (using the form of Exhibit A attached hereto) with the Internal Revenue Service under Section 83(b) of the Code relative to the Incentive Units issued pursuant to this Class B Unit Agreement and provide the Company with a copy such submission. 7. Spousal Consent. If the Participant is married on the Date of Grant, the issuance of Incentive Units hereunder is conditional upon, and will be effective only after, the Participant’s spouse has duly executed and delivered to the Company a spousal consent in the form attached hereto as Exhibit B, with an effective date as of the date of this Class B Unit Agreement. 8. Company; Participant. (a) The term “Company” as used in this Class B Unit Agreement with reference to employment shall include the applicable Service Recipient. (b) Whenever the word “Participant” is used in any provision of this Class B Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Incentive Units may be transferred (as set forth in Section 9 below), the word “Participant” shall be deemed to include such person or persons. 9. Non-Transferability. The Incentive Units are not transferable by the Participant (unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Law). Except as otherwise provided herein, (i) no assignment or transfer of the Incentive Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, and (ii) immediately upon such purported assignment or transfer, the Incentive Units shall terminate and become of no further effect. For the avoidance of doubt, the foregoing restriction shall not impede the ability of a Participant to exchange Class A Units for Common Stock.

3 10. No Rights as Stockholder; No Dividend Equivalents. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock that the Incentive Units are exchanged for (if any) (including no rights with respect to voting), unless and until the Participant shall have become the holder of record or the beneficial owner of such shares of Common Stock. In addition, no adjustment shall be made for dividends or other rights in respect of any such shares of Common Stock for which the record date is prior to the date upon which the Participant becomes the holder of record or the beneficial owner thereof. The Participant shall not be entitled to receive dividend equivalent payments in respect of the Incentive Units. 11. Legend. To the extent applicable, all book entries (or certificates, if any) representing the Incentive Units and any shares of Common Stock delivered to the Participant upon exchange of such Incentive Units (as described in Section 4 above) shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of any restrictions. 12. Notice. Every notice or other communication relating to this Class B Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s Chief Legal Officer or such officer’s designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time. 13. No Right to Continued Service. This Class B Unit Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Service Recipient or any other member of the Company Group. 14. Binding Effect. This Class B Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto. 15. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Class B Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

4 16. Clawback/Repayment. This Class B Unit Agreement shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time and (ii) Applicable Law. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Class B Unit Agreement for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to promptly repay any such excess amount to the Company. 17. Non-Disparagement[; No-Hire]1. In order to protect the goodwill of the Company Group, to the fullest extent permitted by law, during the Participant’s employment or service with the Service Recipient and thereafter, Participant shall not, verbally or in writing (including, without limitation, posting on YouTube, Facebook, X, Instagram, Snapchat, blogs, or other public forums), make any disparaging remarks about, or make remarks that may otherwise reflect negatively upon or could reasonably be anticipated to cause damage to the reputation, goodwill, or business of, any member of the Company Group or any of their respective employees, officers, directors, consultants, other service providers, products, processes, policies, practices, or standards of business conduct; provided that nothing herein shall prevent the Participant from cooperating in any governmental proceeding or from providing truthful testimony pursuant to a legally-issued subpoena. [In addition, during the Participant’s employment or service, as applicable, with the Service Recipient and for two (2) years following the Participant’s Termination, the Participant agrees to not, and to not assist any other Person to, directly or indirectly, hire or engage any Restricted Employee (as defined below). “Restricted Employee” means any employee of the Company Group or any individual who was an employee of the Company Group at any time within the twelve (12)-month period immediately preceding the activity restricted by this Section 17.]2 In the event that any provision of this Section 17 is determined by any court of competent jurisdiction to be unenforceable, including by reason of its being extended over too great a time or too great a range of activities, that provision will be deemed to be modified to permit its enforcement to the maximum extent permitted by law. 18. Detrimental Activity. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity (including, for the avoidance of doubt, the Participant’s breach of Section 17 hereof), as determined by the Committee, then the Committee may, in its sole discretion, take actions permitted under the Plan, including, but not limited to: (i) cancelling any and all Incentive Units (and any securities acquired by Participant upon the conversion or exchange of such Incentive Units), or (ii) requiring that the Participant forfeit any gain realized on the vesting of the Incentive Units (and any securities acquired by Participant upon the conversion or exchange of such Incentive Units), and promptly repay such gain to the Company. 19. Right to Offset. The provisions of Section 13(x) of the Plan are incorporated herein by reference and made a part hereof. 20. Governing Law. This Class B Unit Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Class B Unit Agreement, the Grant Notice 1 Note to Draft: To exclude no-hire for participants located in California and other jurisdictions where no-hires are prohibited. 2 Note to Draft: See above.

5 or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Class B Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware. THE PARTICIPANT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER. 21. Plan; LLC Agreement. The terms and provisions of the Plan and the LLC Agreement are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and LLC Agreement on the one hand, and this Class B Unit Agreement (including the Grant Notice) on the other, the Plan and LLC Agreement, as applicable, shall govern and control. 22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Incentive Units, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 23. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 24. Entire Agreement. This Class B Unit Agreement, the Grant Notice, the LLC Agreement, and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter. 25. Participant Representations. In connection with the issuance of the Incentive Units hereunder, the Participant represents and warrants to the Company that: (a) The Incentive Units to be acquired by the Participant pursuant to this Class B Unit Agreement will be acquired for the Participant’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any other applicable federal, state or foreign securities laws, such acquisition transaction has not be registered under the Securities Act, and such Incentive Units will not be disposed of in contravention of the Securities Act or any applicable federal, state or foreign securities laws. (b) The Participant is a manager, director, officer or other key employee or consultant of the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the ownership of the Incentive Units. (c) The Participant is able to bear the economic risk of the ownership of the Incentive Units for an indefinite period of time because such securities cannot be sold unless registered under the Securities Act or an exemption from such registration is available.

6 (d) The Participant has had an opportunity to ask questions and receive answers concerning the terms of the Incentive Units and has had full access to such other information concerning the Company and its Subsidiaries as the Participant has requested. The Participant hereby acknowledges and represents that the Participant has consulted with (or has had an opportunity to consult with) independent legal counsel regarding the Participant’s rights and obligations under this Class B Unit Agreement (including, without limitation, the LLC Agreement) and that the Participant fully understands the terms and conditions contained herein and therein.

EXHIBIT A FORM OF SECTION 83(B) ELECTION ELECTION PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the units described below over the amount paid for those units. (i) The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are: Taxpayer’s Name: ______________________ Taxpayer’s Social Security Number: ______________________ Address: ______________________ Taxable Year: Calendar Year 20[_] (ii) The property which is the subject of this election is ______ Class B Units (the “Units”) of Finance of America Equity Capital LLC (the “Company”). (iii) The property was transferred to the undersigned on ___________________. (iv) The property is subject to the following restrictions: The Units are subject to restrictions on transfer and risk of forfeiture upon termination of the undersigned’s service relationship and in certain other events. (v) The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $0.00 per Unit [x [____] Units = $0.00]. (vi) For the property transferred, the undersigned paid $0.00 per Unit [x [____] Units = $0.00]. (vii) The amount to include in gross income is $0.00. The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred. Dated: , 20[__]

Exhibit B FORM OF SPOUSAL CONSENT SPOUSAL CONSENT I, the undersigned spouse, hereby acknowledge that I have read the following agreements to which my spouse is a party and that I understand their contents: • Finance of America Equity Capital LLC Amended and Restated Limited Liability Company Agreement, as amended by Amendment No. 1, • Finance of America Companies Inc. 2021 Omnibus Incentive Plan, and • Class B Unit Agreement, I am aware that such agreements governing the issuance of Class B Units (the “Units”) of Finance of America Equity Capital LLC (the “Company”) to my spouse provide for the repurchase of my spouse’s Units under certain circumstances and impose other restrictions on such Units. I agree that my spouse’s interest in such Units is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Units shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements. I irrevocably constitute and appoint [________] (the “Unitholder”) as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise) any and all Units of the Company in which I now have or hereafter acquire any interest and in any and all Units of the Company now or hereafter held of record by the Unitholder (including but not limited to, the right, without my further signature, consent or knowledge, to exercise amendments and modifications of, and to terminate, the foregoing agreements and to dispose of any and all such Units), with all powers I would possess if personally present, it being expressly understood and intended by me that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Unitholder or dissolution of marriage and this proxy will not terminate without the consent of the Unitholder and the Company. Unitholder: Spouse of Unitholder: Signature Signature Printed Name Printed Name Dated Dated

SUBSCRIBED AND SWORN to before me this _______ day of ________, 20__ My Commission Expires Notary Public

49 EXHIBIT C Certificate of Designations of Series A Convertible Perpetual Preferred Units

CERTIFICATE OF DESIGNATIONS OF SERIES A CONVERTIBLE PERPETUAL PREFERRED UNITS OF FINANCE OF AMERICA EQUITY CAPITAL LLC WHEREAS, on or about the effective time of this Certificate of Designations, Finance of America Companies Inc. (the “Corporation”) has issued to certain investors shares of a new series of its Preferred Stock designated as “Series A Convertible Perpetual Preferred Stock” (the “Series A Preferred Stock”) with the designations, powers (including voting powers), preferences and relative, participating, optional, special or other rights of the shares of Preferred Stock included in such series, and the qualifications, limitations and restrictions thereof as provided in a certificate of designations relating such shares (the “Series A Preferred Stock Certificate of Designations”); and WHEREAS, pursuant to the Second Amended and Restated Limited Liability Company Agreement of Finance of America Equity Capital LLC (the “Company”), dated as of December 15, 2025 (as amended from time to time, the “LLC Agreement”; capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the LLC Agreement), the Company may establish and issue from time to time Preferred Units in one or more series with the applicable powers, including voting powers, if any, preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, of the Preferred Units of such series as set forth in the applicable certificate of designations relating to the Preferred Units of such series and forming a part of the LLC Agreement; and WHEREAS, on or about the effective time of this Certificate of Designation, the Corporation has contributed to the Company the proceeds from the sale of the Series A Preferred Stock in exchange for the issuance by the Company to the Corporation of a number of Series A Preferred Units (as defined below) equal to the number of shares of Series A Preferred Stock issued by the Corporation. NOW THEREFORE BE IT RESOLVED, that, pursuant to this Certificate of Designations, the Company hereby establishes a series of Preferred Units designated as “Series A Convertible Perpetual Preferred Units,” which are intended to have economic terms that materially mirror those of the Series A Preferred Stock such that whenever (i) the Corporation shall pay any optional or required dividend on or make any other optional or required cash payment in respect of a share of Series A Preferred Stock, the Company shall make a corresponding cash payment at the same time and in like amount to the Corporation, as holder of the corresponding Series A Convertible Perpetual Preferred Unit; and (ii) the Corporation shall issue and deliver any shares of its Class A Common Stock to a holder of a share of Series A Preferred Stock, the Company shall deliver a corresponding number of Class A Units at the same time and in like amount to the Corporation, as holder of the corresponding Series A Convertible Perpetual Preferred Unit, and that the economic terms, including with respect to liquidation preferences, dividend rights, optional and mandatory redemption rights and conversion rights of

2 such Series A Preferred Stock shall apply mutatis mutandis to the Series A Convertible Perpetual Preferred Units, all as provided as follows: SECTION 1. Designation and Number of Units. A series of Preferred Units shall be designated as “Series A Convertible Perpetual Preferred Units” (the “Series A Preferred Units”). The number of authorized units constituting the Series A Preferred Units shall at all times equal the number of authorized shares of Preferred Stock of the Corporation constituting the Series A Preferred Stock and any increase or decrease in the number of authorized shares of Series A Preferred Stock shall be accompanied by a corresponding increase or decrease in the number of authorized Series A Preferred Units. SECTION 2. Ranking. The Series A Preferred Units will rank in right of payment, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company: (a) on a parity basis with each other class or series of Preferred Units of the Company hereafter authorized, the terms of which expressly provide that such class or series ranks on a parity basis with the Series A Preferred Units as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; (b) junior to each other class or series of Units of the Company hereafter authorized, the terms of which expressly provide that such class or series ranks senior to the Series A Preferred Units as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (; and (c) senior to the Class A Units, Class B Units and each other class or series of Units of the Company hereafter authorized, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Units as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such units, “Junior Units”). SECTION 3. [Reserved]. SECTION 4. Distributions. The Corporation, in its capacity as holder of Series A Preferred Units, shall be entitled to receive cumulative distributions from the Company at the same rate, and of the same type and in the same amount, as a holder of Series A Preferred Stock is entitled to receive cumulative “Dividends” (as defined in the Series A Preferred Stock Certificate of Designations) pursuant to terms of the Series A Preferred Stock, which terms shall apply to the Series A Preferred Units mutatis mutandis. In addition, whenever the Corporation shall make or be required to make any payment in respect of a share of Series A Preferred Stock pursuant to Section 4 of the Series A Preferred Stock Certificate of Designations, the Company shall make and be required to make a corresponding payment at the same time and in like amount on a corresponding Series A Preferred Unit held by the Corporation. SECTION 5. Liquidation Rights. Upon the occurrence of any “Liquidation Event” (as defined in the Series A Preferred Stock Certificate of Designations) and whenever the

3 Corporation is restricted from making or setting aside for the holders of any “Junior Stock” (as defined in the Series A Preferred Stock Certificate of Designations) any distribution or payment out of the assets of the Corporation, the Company shall similarly be restricted and to the same extent, mutatis mutandis, from making or setting aside for holders of Junior Units any distribution or payment out of the assets of the Company. In addition, whenever the Corporation shall make a payment in respect of a share of Series A Preferred Stock constituting the “Liquidation Preference” (as defined in the Series A Preferred Stock Certificate of Designations) or otherwise pursuant to Section 5 of the Series A Preferred Stock Certificate of Designations, the Company shall make a corresponding payment, at the same time and in like amount, on a corresponding Series A Preferred Unit held by the Corporation. To the same extent that a share of Series A Preferred Stock shall not be entitled to any further payments in the event of any “Liquidation Event” (as defined in the Series A Preferred Stock Certificate of Designations) pursuant to Section 5 of the Series A Preferred Stock Certificate of Designations, the corresponding Series A Preferred Unit held by the Corporation shall similarly not be entitled to any further payments from the Company. SECTION 6. Conversion. Whenever any share of Series A Preferred Stock is converted at the option of the holder into shares of Class A Common Stock of the Corporation and cash payments in accordance with Sections 6 and 7 of the Series A Preferred Stock Certificate of Designation, a corresponding Series A Preferred Unit held by the Corporation shall similarly be converted into a like number of Class A Units and a cash payment in the same amount. At any time that the Corporation delivers to a holder of shares of Class A Common Stock and/or cash payments in settlement of the conversion of a share of Series A Preferred Stock, the Company shall at the same time deliver to the Corporation, as holder of the corresponding Series A Preferred Unit, a like number of Class A Units and/or a cash payment in the same amount, as applicable. SECTION 7. [Reserved]. SECTION 8. Redemption. Whenever the Corporation shall redeem any share of Series A Preferred Stock in the circumstances and on the terms and conditions set forth in Section 8 of the Series A Preferred Stock Certificate of Designations, the Company shall at the same time redeem a corresponding Series A Preferred Unit held by the Corporation at a redemption price equal to the redemption price paid by the Corporation. The settlement of any such redemption of Series A Preferred Units shall occur concurrently with the corresponding redemption of the Series A Preferred Stock. SECTION 9. Adjustments. The number of Class A Units deliverable upon the conversion of a Series A Preferred Unit shall at all times equal the number of shares of Class A Common Stock deliverable upon the conversion of a share of Series A Preferred Stock. Without limiting the foregoing, any adjustment to the “Conversion Rate” (as defined in the Series A Preferred Stock Certificate of Designations”) whether pursuant to Section 9 of the Series A Preferred Stock Certificate of Designations or otherwise shall automatically result in a corresponding adjustment to the conversion rate of the Series A Preferred Units such that the number of Class A Units deliverable upon the conversion of a Series A Preferred Unit is equal to the adjusted number of shares of Class A Common Stock deliverable upon the conversion of a share of Series A Preferred Stock.

4 SECTION 10. [Reserved]. SECTION 11. Effect of Recapitalizations, Reclassifications and Changes of the Common Units. The provisions of Section 11 of the Series A Preferred Stock Certificate of Designations shall apply to the Series A Preferred Units mutatis mutandis. Without limiting the foregoing, at any time there is a change to the terms of the Series A Preferred Stock pursuant to Section 11 of the Series A Preferred Stock Certificate of Designations or otherwise, such change shall automatically result in a corresponding change to the terms of the Series A Preferred Units such that the Corporation shall at all times be entitled to receive from the Company in respect of any payment, conversion or settlement of a Series A Preferred Unit consideration of the same kind and in the same amount as the Corporation is obligated to deliver upon payment, conversion or settlement of a share of Series A Preferred Stock, mutatis mutandis. SECTION 12. [Reserved]. SECTION 13. [Reserved]. SECTION 14. Default. The provisions of Section 16 of the Series A Preferred Stock Certificate of Designations shall apply to the Series A Preferred Units mutatis mutandis. Without limiting the foregoing, any change to the “Dividend Rate” and the “Conversion Price” (in each case as defined in the Series A Preferred Stock Certificate of Designations) shall automatically result in corresponding changes to the terms of the Series A Preferred Units mutatis mutandis. SECTION 15. Term. Except as expressly provided in this Certificate of Designations, the Series A Preferred Units shall not be redeemable or otherwise mature and the term of the Series A Preferred Units shall be perpetual. SECTION 16. Creation of Additional Units. The Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional Units of the Company. SECTION 17. No Sinking Fund. Shares of Series A Preferred Units shall not be subject to or entitled to the operation of a retirement or sinking fund. [Signature Page Follows]

[Signature Page to FOAEC Certificate of Designations] IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this fifteenth day of December, 2025. FINANCE OF AMERICA EQUITY CAPITAL LLC By: /s/ Lauren Richmond Name: Lauren Richmond Title: Chief Legal Officer, General Counsel & Secretary